UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237 )

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2006

Date of reporting period: September 1, 2005—February 28, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam New Value Fund

2|28|06

Semiannual Report

PUTNAM INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam New Value Fund

2| 28| 06 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30
Brokerage commissions	52

Cover photograph: Postage stamps, private collection © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder

In the early months of 2006, we have seen a continuation of generally benign economic conditions. Inflationary pressures remain modest, with no strong indications that higher energy costs are causing a general increase in prices of goods and services, and the unemployment rate remains below 5% (and well below its 40-year average of 6%). Corporate profitability — the most important factor influencing the prices of common stocks — has remained exceptionally strong. In the fourth quarter of 2005, after-tax profits of all U.S. corporations reached 8.1% of gross domestic product (GDP) — their largest share of GDP since tracking of corporate profits began in 1947. Nevertheless, the slowdown in the housing market as mortgage rates rise causes us some concern, and we are aware that it could contribute to setbacks in the stock market, even as the general economic environment remains supportive for investments.

While the Federal Reserve Board (the Fed) has remained committed to its program of measured interest-rate increases, there have been signs that the end of this tightening cycle might not be far away. We consider it fortunate that the Fed’s new Chairman, Ben Bernanke, like his predecessor Alan Greenspan, regards the Fed’s role in pursuing both price stability and economic growth as essential to encouraging investment.

Although there is no guarantee a fund will achieve its objectives, we believe that the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors. We want you to know that Putnam Investments, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on delivering consistent, dependable, superior investment performance over time.

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In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds.

Putnam New Value Fund: targeting large-company stocks that are significantly undervalued

Putnam New Value Fund targets large-company stocks whose prices are significantly below what management believes to be their true economic worth. Each of these companies is subjected to close investigation to determine why the market has bid down its stock price and what factors might propel the stock price back to fair value.

The fund’s management team begins by using quantitative analysis to find stocks that are attractively priced relative to their earnings, dividends, and future revenue. The team also looks for signals of positive change — corporate restructuring, the introduction of new products or services, an improving balance sheet, and positive momentum in earnings estimates. This kind of fundamental analysis helps the team identify promising companies before their true long-term worth is recognized by the market.

Putnam New Value Fund generally targets large companies with at least $1 billion in revenue and a 10-year business history. Those parameters help focus the fund’s managers on well-established companies that are less likely to fail. Among those companies, the team seeks out special or unique situations in which the companies’ stocks are trading at steep discounts relative to their longer-term prospects.

For the past 10 years, Putnam New Value Fund has sought to achieve capital appreciation by investing in the stocks of undervalued companies poised for positive change.

Typically, Putnam New Value Fund holds 65 to 75 stocks, making the impact of each stock on the fund's performance that much more significant. Ultimately, the portfolio reflects only the team's best investment ideas. The fund's leaner, more aggressive portfolio and value investment strategy have made for a potent combination over the past 10 years.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly.

$35,196

11.84%
annualized return at POP

$30,000

$20,000

ANNUALIZED TOTAL RETURN PERFORMANCE

Class A shares	POP
Life of fund (inception 1/3/95)	11.84%
10 years	9.41
5 years	6.63
3 years	19.85
1 year	5.22

$10,000

2000
U.S. Supreme Court settles the 2000 U.S. presidential election

2001
Terrorists attack New York and Washington, DC

2003
Iraq War begins

2004
The Fed begins raising short-term interest rates from historic lows

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A shares reflect a sales charge of 5.25%. Returns for other classes of shares may vary. A short-term trading fee of up to 2% may apply. The period illustrated is longer than the investment horizon of many investors.

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Putnam New Value Fund seeks long-term capital appreciation by investing in common stocks of undervalued, out-of-favor midsize and large companies that Putnam Investments believes are likely to appreciate over time. The portfolio may be appropriate for investors who seek strong long-term reward potential and are willing to assume proportionate risk.

Highlights

* For the six months ended February 28, 2006, Putnam New Value Fund’s class A shares returned 5.62% without sales charges.

* Over the same period, the fund’s benchmark, the Russell 3000 Value Index, returned 7.46% .

* The average return for the fund’s Lipper category, Multi-Cap Value Funds, was 6.34% .

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance
Total return for class A shares for periods ended 2/28/06

Since the fund’s inception (1/3/95), average annual return is 12.35% at NAV and 11.81% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	10.24%	9.65%	165.16%	151.34%

5 years	7.18	6.03	41.45	33.99

3 years	21.18	19.01	77.94	68.55

1 year	8.02	2.34	8.02	2.34

6 months	—	—	5.62	0.08

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A short-term trading fee of up to 2% may apply.

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Report from the fund managers

The period in review

The market backdrop was generally favorable during the first half of your fund’s 2006 fiscal year. Value-oriented large-cap stocks, in particular, performed well, and the fund posted what we consider reasonable gains. However, relative performance was hurt by weak performance from some large positions and an overweight position in two industries that lagged during the period. As a result, the fund’s return lagged that of its benchmark, the Russell 3000 Value Index, and the average return of funds in its Lipper peer group, Multi-Cap Value Funds. Two of these weak-performing holdings, Intel and Lear Corp., as well as the fund’s positioning within the basic materials sector, are discussed more fully later in this report. On a more positive note, the fund enjoyed exceptional performance from holdings in the transportation and defense sectors.

Market overview

Continuing economic strength and moderating oil and natural gas prices provided a supportive market environment during the first half of your fund’s fiscal year. The period began with the one-two punch of Hurricanes Katrina and Rita, causing many economists to fear that disruption to Gulf Coast oil refining might lead to an economic downturn. Thankfully, those fears proved unfounded and the economy continued to move forward. In fact, the Federal Reserve Board (the Fed) raised the federal funds rate by a quarter percentage point within two weeks after the hurricanes struck — a telling sign of the economy’s resilience in the face of major natural disasters. By the end of the fiscal period, despite signs of slowing in the housing market, the economy produced a better-than-expected 243,000 new jobs in February and the unemployment rate stood near a five-year low at 4.8% .

The price of a barrel of crude oil, as measured on the New York Mercantile Exchange, moved from above $65 at the beginning of the period to approximately $60 at the end. Despite political instability in Nigeria and ongoing tensions between the United States and Iran over Iran’s nuclear proposals, ample supplies of crude kept prices in check.

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Against this backdrop, value stocks outperformed growth stocks during the period, as evidenced by the 7.46% return registered by the Russell 3000 Value Index versus 5.68% for the Russell 3000 Growth Index.

Strategy overview

As a rule, we continue to target opportunities in what we consider to be particularly undervalued stocks. In some market environments, this strategy might lead us to buy lesser-known companies, or stocks of companies that are financially weak. This is not the case in the current environment. For some time, the market has driven up the prices of small- and mid-cap stocks. As a result, many high-quality large-cap companies with slower-than-expected growth rates have been neglected and, in our opinion, offer the most compelling values in the marketplace. In light of this, we have been shifting the portfolio toward a greater concentration in large- and mega-cap stocks. (“Mega-cap” refers to the largest of large-cap stocks.)

This process is not the result of a strategic decision to increase the fund’s average weighted market capitalization. Rather, it is the consequence of our bottom-up, fundamental, and quantitative research process, helping us determine where the most attractively valued opportunities appear to be at this point in the market cycle. We have the flexibility to invest in mid- and small-cap stocks, and we will continue

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 2/28/06.

Equities
Russell 3000 Value Index (multi-cap value stocks)	7.46%

Russell 3000 Growth Index (multi-cap growth stocks)	5.68%

Russell Midcap Growth Index (midsize-company growth stocks)	9.69%

S&P 500 Index (broad stock market)	5.93%

Bonds
Lehman Aggregate Bond Index (broad bond market)	-0.11%

Lehman Municipal Bond Index (tax-exempt bonds)	0.98%

Lehman Credit Index (corporate bonds)	-0.78%

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to add stocks in those capitalization tiers as opportunities arise. However, we believe that value investing is all about taking advantage of what the market presents us with at any point in time, and currently, the greatest concentration of opportunities we are seeing fall among large-cap blue-chip companies. In our view, the large- and mega-cap positions that we are adding to the fund offer strong appreciation potential over the long term. Moreover, we believe these high-quality, financially sound companies help to improve the portfolio’s risk profile.

Your fund’s holdings

Stocks in the railroad industry were standout performers during the period, thanks to strong demand that enabled carriers to increase both volumes and prices and resulted in exceptional earnings growth. In addition, companies were able to offset high diesel fuel costs by implementing customer surcharges and by effective use of hedging contracts. As a result, our investment in Norfolk Southern was one of the top contributors to returns, appreciating by more than 40% over the period. Furthermore, the fund benefited from our aggressive additions to the position in the latter part of the 2005 fiscal year, when prices for many cyclical stocks were depressed. We reduced the position during the current fiscal period to take profits.

During the period, the transportation sector was one of the fund’s largest

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

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overweight concentrations, relative to the benchmark. This proved beneficial, not only because of railroad holdings like Norfolk Southern, but also because of airline holdings such as Southwest Airlines. Despite higher fuel costs, well-positioned airlines like Southwest have benefited from improved economic conditions that have led to stronger demand for air travel. Also, higher airfares resulting, in part, from fuel surcharges, are also boosting carriers’ revenues.

The fund also reaped gains from a substantial overweight position in defense stocks. Lockheed Martin was a top performer and is also one of the fund’s largest holdings. About six months ago, there was speculation in the press and among some policy analysts that defense spending might be cut significantly in light of the nation’s budget deficit. Our view, however, was that the current state of world affairs would not allow for any meaningful reductions in defense appropriations, and that proved correct. Defense stocks rallied strongly during the final two months of the fiscal period, with Lockheed Martin advancing by 15% over that time. Given its strong recent performance, we took some profits but still maintain a position.

After performing well during the prior fiscal year, our position in Intel, the world’s largest semiconductor manufacturer, underperformed for the reporting period. The market expressed

Top holdings

This table shows the fund's top holdings, and the percentage of the fund's net assets that each comprised, as of 2/28/06. The fund's holdings will change over time.

Holding (percent of fund's net assets)	Industry

Bank of America Corp. (4.6%)	Banking

Pfizer, Inc. (4.0%)	Pharmaceuticals

Citigroup, Inc. (3.7%)	Financial

Lockheed Martin Corp. (3.5%)	Aerospace and defense

Exxon Mobil Corp. (3.5%)	Oil and gas

U.S. Bancorp (3.1%)	Banking

Tyco International, Ltd. (Bermuda) (3.1%)	Conglomerates

Wal-Mart Stores, Inc. (3.0%)	Retail

Chubb Corp. (The) (3.0%)	Insurance

Chevron Corp. (3.0%)	Oil and gas

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its disappointment with Intel’s loss of market share by driving the stock’s price from $25.26 at the beginning of the period to below $20 shortly after the end of the period. We eliminated the position and redeployed some of the proceeds into Dell, a leading direct marketer and one of the world’s leading manufacturers of personal computers.

We also eliminated the fund’s longstanding investment in auto-parts maker Lear Corp., selling off the position in stages and completing the sale shortly after the end of the period. While Lear had performed well in the past, the firm’s dependence on General Motors, Ford, and Chrysler for the bulk of its business has hurt its profitability. In addition, the company has been drawn into the SEC’s ongoing investigation of accounting practices by GM and its major suppliers.

Finally, the fund’s basic materials holdings detracted from performance as a group. While no one holding can be singled out, we saw potential in several companies among chemical and paper manufacturers. Over the period, however, other industries within the basic materials sector, such as steel companies, proved to be substantially stronger performers.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We believe the environment for stocks in general — and large-cap value stocks in particular —appears favorable for the approaching second half of the fund’s 2006 fiscal year. The wild card is the possibility of a disruption with one of the major oil producers such as Iran, Nigeria, or Venezuela. In the absence of any such development, we believe the supply and demand fundamentals are in place to allow for stable to lower prices for oil and natural gas. Should that scenario hold true, it would be highly beneficial for companies in sectors where the fund has overweight positions, such as technology, transportation, insurance, and consumer cyclicals.

All in all, we consider the fund well positioned to benefit from the market’s renewed interest in large, high-quality companies with attractive appreciation potential.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. This fund concentrates its assets in fewer issues and involves more risk than a fund that invests more broadly.

11

Your fund’s performance

This section shows your fund’s performance during the first half of its fiscal year, which ended February 28, 2006. In accordance with regulatory requirements for mutual funds, we also include performance for the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 2/28/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/3/95)		(2/26/96)		(7/26/99)		(2/26/96)		(12/1/03)	(7/3/01)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	12.35%	11.81%	11.50%	11.50%	11.50%	11.50%	11.79%	11.45%	12.07%	12.47%

10 years	165.16	151.34	145.46	145.46	145.71	145.71	152.16	143.97	158.64	168.37
Annual average	10.24	9.65	9.40	9.40	9.41	9.41	9.69	9.33	9.97	10.38

5 years	41.45	33.99	36.14	34.14	36.27	36.27	37.99	33.48	39.71	43.16
Annual average	7.18	6.03	6.36	6.05	6.39	6.39	6.65	5.95	6.92	7.44

3 years	77.94	68.55	73.95	70.95	73.93	73.93	75.22	69.57	76.63	79.23
Annual average	21.18	19.01	20.26	19.57	20.26	20.26	20.56	19.25	20.88	21.47

1 year	8.02	2.34	7.19	2.19	7.20	6.20	7.44	3.97	7.67	8.25

6 months	5.62	0.08	5.18	0.18	5.19	4.18	5.28	1.83	5.44	5.73

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

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Comparative index returns

For periods ended 2/28/06

	Russell 3000	Lipper Multi-Cap Value
	Value Index	Funds category average*

Annual average
(life of fund)	13.46%	11.62%

10 years	188.12	155.71
Annual average	11.16	9.69

5 years	42.36	36.68
Annual average	7.32	6.31

3 years	81.03	74.94
Annual average	21.87	20.39

1 year	10.72	9.52

6 months	7.46	6.34

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 2/28/06, there were 499, 466, 368, 231, and 97 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 2/28/06

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.196		$0.043	$0.082	$0.092		$0.189	$0.237

Capital gains

Long-term	0.726		0.726	0.726	0.726		0.726	0.726

Short-term	0.091		0.091	0.091	0.091		0.091	0.091

Total	$1.013		$0.860	$0.899	$0.909		$1.006	$1.054

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
8/31/05	$18.43	$19.45	$18.10	$18.08	$18.34	$18.96	$18.33	$18.46

2/28/06	18.43	19.45	18.16	18.10	18.38	19.00	18.30	18.44

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

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Fund performance for most recent calendar quarter
Total return for periods ended 3/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/3/95)		(2/26/96)		(7/26/99)		(2/26/96)		(12/1/03)	(7/3/01)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	12.38%	11.84%	11.52%	11.52%	11.52%	11.52%	11.82%	11.48%	12.11%	12.50%

10 years	159.57	145.84	140.50	140.50	140.53	140.53	146.94	138.97	153.37	162.70
Annual average	10.01	9.41	9.17	9.17	9.17	9.17	9.46	9.10	9.74	10.14

5 years	45.47	37.88	40.00	38.00	40.14	40.14	41.95	37.33	43.67	47.23
Annual average	7.78	6.63	6.96	6.65	6.98	6.98	7.26	6.55	7.52	8.04

3 years	81.66	72.15	77.60	74.60	77.59	77.59	78.96	73.14	80.34	82.98
Annual average	22.02	19.85	21.10	20.42	21.10	21.10	21.41	20.08	21.72	22.31

1 year	11.03	5.22	10.16	5.16	10.18	9.18	10.45	6.88	10.75	11.26

6 months	6.24	0.66	5.81	0.81	5.82	4.82	5.90	2.46	6.07	6.30

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam New Value Fund from September 1, 2005, to February 28, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.86	$ 9.67	$ 9.67	$ 8.40	$ 7.13	$ 4.59

Ending value (after expenses)	$1,056.20	$1,051.80	$1,051.90	$1,052.80	$1,054.40	$1,057.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 2/28/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2006, use the calculation method below. To find the value of your investment on September 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 09/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

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Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.76	$ 9.49	$ 9.49	$ 8.25	$ 7.00	$ 4.51

Ending value (after expenses)	$1,019.09	$1,015.37	$1,015.37	$1,016.61	$1,017.85	$1,020.33

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 2/28/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Your fund's annualized
expense ratio	1.15%	1.90%	1.90%	1.65%	1.40%	0.90%

Average annualized expense
ratio for Lipper peer group*	1.37%	2.12%	2.12%	1.87%	1.62%	1.12%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

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Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001
Putnam New Value Fund	52%	54%	57%	68%	70%

Lipper Multi-Cap Value
Funds category average	60%	59%	66%	64%	76%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on August 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 12/31/05.

17

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Value Team. David King is the Portfolio Leader and Michael Abata is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Member

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund (in dollar ranges). Information shown is as of February 28, 2006, and February 28, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

David King	2006							*

Portfolio Leader	2005							*

Michael Abata	2006			*

Portfolio Member	2005			*

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Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $1,500,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Group Chief Investment Officer of the fund’s broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

David King is also a Portfolio Leader of Putnam Convertible Income-Growth Trust and Putnam High Income Securities Fund. He is also a Portfolio Member of The Putnam Fund for Growth and Income.

Michael Abata is also a Portfolio Leader of Putnam Classic Equity Fund.

David King and Michael Abata may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended February 28, 2006.

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Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of February 28, 2006, and February 28, 2005.

				$1 –	$10,001 –	$50,001–	$100,001
	Year	$0		$10,000	$50,000	$100,000	and over

Philippe Bibi	2006		*

Chief Technology Officer	2005		*

Joshua Brooks	2006				*

Deputy Head of Investments	2005		*

William Connolly	2006		*

Head of Retail Management	N/A

Kevin Cronin	2006		*

Head of Investments	2005		*

Charles Haldeman, Jr.	2006					*

President and CEO	2005				*

Amrit Kanwal	2006				*

Chief Financial Officer	2005				*

Steven Krichmar	2006		*

Chief of Operations	2005		*

Francis McNamara, III	2006						*

General Counsel	2005						*

Richard Robie, III	2006		*

Chief Administrative Officer	2005		*

Edward Shadek	2006						*

Deputy Head of Investments	2005					*

Sandra Whiston	2006		*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 2/28/05.

21

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

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Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Credit Index is an unmanaged index of investment-grade corporate bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

Russell 3000 Value Index is an unmanaged index of those companies in the broad market Russell 3000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

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Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 21st percentile in management fees and in the 21st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified

25

asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has

26

made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Multi-Cap Value Funds) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

37th	24th	12th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 475, 351, and 245 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Multi-Cap Value Funds category for the one-, five-, and ten-year periods ended March 31, 2006, were 71%, 41%, and 43%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2006, the fund ranked 336th out of 477, 102nd out of 248, and 43rd out of 100 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

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of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

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Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

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The fund’s portfolio 2/28/06 (Unaudited)

COMMON STOCKS (99.4%)*

	Shares	Value

Aerospace and Defense (4.5%)
Boeing Co. (The)	277,300	$20,156,937
Lockheed Martin Corp.	951,700	69,350,379
		89,507,316

Airlines (1.5%)
Southwest Airlines Co.	1,789,100	30,003,207

Automotive (0.1%)
Lear Corp. (S)	48,900	1,020,054

Banking (9.7%)
Bank of America Corp.	1,964,600	90,076,910
Commerce Bancorp, Inc.	572,000	18,973,240
U.S. Bancorp	1,990,700	61,532,537
Washington Mutual, Inc.	490,200	20,931,540
		191,514,227

Building Materials (1.9%)
Masco Corp.	1,173,500	36,601,465

Chemicals (3.7%)
Dow Chemical Co. (The) (S)	455,000	19,578,650
E.I. du Pont de Nemours & Co.	494,400	19,894,656
Huntsman Corp. †	483,300	9,864,153
Rohm & Haas Co.	488,100	24,282,975
		73,620,434

Computers (3.3%)
Dell, Inc. †	496,400	14,395,600
Hewlett-Packard Co.	1,546,700	50,747,227
		65,142,827

Conglomerates (4.6%)
Textron, Inc.	351,900	31,005,909
Tyco International, Ltd. (Bermuda)	2,354,000	60,709,660
		91,715,569

Consumer Finance (2.8%)
Capital One Financial Corp.	288,700	25,290,120
Countrywide Financial Corp.	897,300	30,938,904
		56,229,024

Consumer Services (0.5%)
Service Corporation International	1,141,300	9,073,335

Containers (0.5%)
Owens-Illinois, Inc. †	516,600	9,681,084

31

COMMON STOCKS (99.4%)* continued

	Shares	Value

Electric Utilities (4.3%)
Great Plains Energy, Inc.	352,300	$10,005,320
PG&E Corp. (S)	1,332,100	50,686,405
Sierra Pacific Resources †	1,674,500	23,844,880
		84,536,605

Electronics (0.8%)
Motorola, Inc.	701,100	15,003,540

Financial (5.5%)
Citigroup, Inc.	1,578,800	73,208,956
Freddie Mac	512,600	34,544,114
		107,753,070

Forest Products and Packaging (0.5%)
Smurfit-Stone Container Corp. †	752,900	9,878,048

Health Care Services (2.6%)
Cardinal Health, Inc.	282,400	20,502,240
CIGNA Corp.	243,000	29,828,250
		50,330,490

Homebuilding (0.5%)
Lennar Corp.	154,700	9,260,342

Household Furniture and Appliances (0.7%)
Whirlpool Corp.	163,900	14,716,581

Insurance (9.3%)
ACE, Ltd. (Bermuda)	700,000	39,011,000
American International Group, Inc.	579,200	38,435,712
Chubb Corp. (The)	611,300	58,531,975
Genworth Financial, Inc. Class A	883,300	28,106,606
St. Paul Travelers Cos., Inc. (The)	454,400	19,530,112
		183,615,405

Leisure (1.2%)
Brunswick Corp.	597,300	23,432,079

Manufacturing (0.7%)
Ingersoll-Rand Co., Ltd. Class A (Bermuda)	360,800	14,803,624

Media (1.6%)
Walt Disney Co. (The)	1,156,200	32,362,038

Medical Technology (1.3%)
Boston Scientific Corp. †	607,500	14,835,150
PerkinElmer, Inc.	456,500	10,860,135
		25,695,285

Metals (1.4%)
Alcoa, Inc.	952,400	27,924,368

32

COMMON STOCKS (99.4%)* continued

	Shares	Value

Natural Gas Utilities (1.0%)
Southern Union Co. † (S)	789,900	$19,447,338

Oil & Gas (10.1%)
Amerada Hess Corp.	70,100	9,695,531
Chevron Corp.	1,031,400	58,253,472
Exxon Mobil Corp.	1,162,600	69,023,562
Marathon Oil Corp.	308,000	21,744,800
Occidental Petroleum Corp.	242,200	22,170,988
Valero Energy Corp.	353,000	18,987,870
		199,876,223

Pharmaceuticals (4.0%)
Pfizer, Inc.	3,032,800	79,429,032

Photography/Imaging (1.5%)
Xerox Corp. † (S)	1,999,800	29,797,020

Publishing (1.3%)
R. R. Donnelley & Sons Co.	751,900	25,308,954

Railroads (1.3%)
Norfolk Southern Corp.	488,400	24,996,312

Regional Bells (1.6%)
Verizon Communications, Inc.	911,900	30,731,030

Restaurants (2.0%)
McDonald’s Corp.	1,145,400	39,985,914

Retail (7.6%)
Foot Locker, Inc. (S)	400,300	9,250,933
Home Depot, Inc. (The)	919,000	38,735,850
Office Depot, Inc. † (S)	307,900	10,985,872
Rite Aid Corp. † (S)	3,356,200	12,384,378
Supervalu, Inc. (S)	626,400	19,794,240
Wal-Mart Stores, Inc. (S)	1,306,100	59,244,696
		150,395,969

Software (0.8%)
Oracle Corp. †	1,201,700	14,925,114

Tobacco (2.9%)
Altria Group, Inc.	801,400	57,620,660

Toys (0.8%)
Mattel, Inc.	932,100	15,705,885

Waste Management (1.0%)
Waste Management, Inc.	619,900	20,617,874

Total common stocks (cost $1,592,555,215)		$1,962,257,342

33

	SHORT-TERM INVESTMENTS (1.4%)*

		Principal amount/shares	Value
	Short-term investments held as collateral for
	loaned securities with yields ranging from 4.51%
	to 4.71% and due dates ranging from
	March 1, 2006 to March 24, 2006 (d)	$15,710,726	$15,678,591
	Putnam Prime Money Market Fund (e)	11,161,354	11,161,354

	Total short-term investments (cost $26,839,945)		$26,839,945

	TOTAL INVESTMENTS
	Total investments (cost $1,619,395,160)		$1,989,097,287
*	Percentages indicated are based on net assets of $1,973,296,286.
†	Non-income-producing security.
(S)	Securities on loan, in part or in entirety, at February 28, 2006.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

The accompanying notes are an integral part of these financial statements.

34

Statement of assets and liabilities 2/28/06 (Unaudited)

ASSETS
Investment in securities, at value, including $15,084,426 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,608,233,806)	$1,977,935,933
Affiliated issuers (identified cost $11,161,354) (Note 5)	11,161,354

Cash	277,531

Dividends, interest and other receivables	3,332,437

Receivable for shares of the fund sold	2,636,857

Receivable for securities sold	11,947,811

Total assets	2,007,291,923

LIABILITIES
Payable for securities purchased	8,882,771

Payable for shares of the fund repurchased	4,447,587

Payable for compensation of Manager (Notes 2 and 5)	2,841,993

Payable for investor servicing and custodian fees (Note 2)	812,939

Payable for Trustee compensation and expenses (Note 2)	127,544

Payable for administrative services (Note 2)	5,869

Payable for distribution fees (Note 2)	954,496

Collateral on securities loaned, at value (Note 1)	15,678,591

Other accrued expenses	243,847

Total liabilities	33,995,637

Net assets	$1,973,296,286

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,592,112,636

Undistributed net investment income (Note 1)	424,779

Accumulated net realized gain on investments (Note 1)	11,056,744

Net unrealized appreciation of investments	369,702,127

Total — Representing net assets applicable to capital shares outstanding	$1,973,296,286

(Continued on next page)

35

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,269,342,727 divided by 68,886,652 shares)	$18.43

Offering price per class A share
(100/94.75 of $18.43)*	$19.45

Net asset value and offering price per class B share
($492,253,665 divided by 27,106,902 shares)**	$18.16

Net asset value and offering price per class C share
($63,903,680 divided by 3,530,983 shares)**	$18.10

Net asset value and redemption price per class M share
($33,296,315 divided by 1,811,177 shares)	$18.38

Offering price per class M share
(100/96.75 of $18.38)*	$19.00

Net asset value, offering price and redemption price per class R share
($1,267,245 divided by 69,235 shares)	$18.30

Net asset value, offering price and redemption price per class Y share
($113,232,654 divided by 6,140,342 shares)	$18.44

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

36

Statement of operations Six months ended 2/28/06 (Unaudited)

INVESTMENT INCOME
Dividends	$ 19,785,439

Interest (including interest income of $307,965
from investments in affiliated issuers) (Note 5)	314,726

Securities lending	56,306

Total investment income	20,156,471

EXPENSES
Compensation of Manager (Note 2)	5,664,948

Investor servicing fees (Note 2)	2,476,149

Custodian fees (Note 2)	86,854

Trustee compensation and expenses (Note 2)	38,022

Administrative services (Note 2)	16,240

Distribution fees — Class A (Note 2)	1,498,130

Distribution fees — Class B (Note 2)	2,531,567

Distribution fees — Class C (Note 2)	294,830

Distribution fees — Class M (Note 2)	125,371

Distribution fees — Class R (Note 2)	2,360

Other	379,006

Non-recurring costs (Notes 2 and 6)	9,361

Costs assumed by Manager (Notes 2 and 6)	(9,361)

Fees waived and reimbursed by Manager (Note 5)	(9,591)

Total expenses	13,103,886

Expense reduction (Note 2)	(96,125)

Net expenses	13,007,761

Net investment income	7,148,710

Net realized gain on investments (Notes 1 and 3)	50,374,923

Net unrealized appreciation of investments during the period	46,183,472

Net gain on investments	96,558,395

Net increase in net assets resulting from operations	$103,707,105

The accompanying notes are an integral part of these financial statements.

37

Statement of changes in net assets

INCREASE IN NET ASSETS

	Six months ended	Year ended
	2/28/06*	8/31/05

Operations:
Net investment income	$7,148,710	$ 11,604,620

Net realized gain on investments	50,374,923	119,647,171

Net unrealized appreciation of investments	46,183,472	81,815,764

Net increase in net assets resulting from operations	103,707,105	213,067,555

Distributions to shareholders: (Note 1)

From net investment income

Class A	(12,627,408)	(6,351,658)

Class B	(1,189,532)	(633,692)

Class C	(264,019)	(53,936)

Class M	(163,384)	(91,774)

Class R	(9,734)	(677)

Class Y	(1,677,607)	(1,065,342)

From net realized short-term gain on investments

Class A	(5,862,725)	—

Class B	(2,517,382)	—

Class C	(292,997)	—

Class M	(161,609)	—

Class R	(4,687)	—

Class Y	(644,144)	—

From net realized long-term gain on investments

Class A	(46,772,951)	—

Class B	(20,083,731)	—

Class C	(2,337,534)	—

Class M	(1,289,317)	—

Class R	(37,389)	—

Class Y	(5,138,998)	—

Redemption fees (Note 1)	2,585	4,004

Increase from capital share transactions (Note 4)	53,287,215	328,498,180

Total increase in net assets	55,921,757	533,372,660

NET ASSETS
Beginning of period	1,917,374,529	1,384,001,869

End of period (including undistributed net investment
income of $424,779 and $9,207,753, respectively)	$1,973,296,286	$1,917,374,529

* Unaudited

The accompanying notes are an integral part of these financial statements.

38

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	2/28/06	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$18.43	$16.21	$13.88	$12.22	$14.58	$13.08

Investment operations:
Net investment income (a)	.09(d)	.17(d,f )	.11(d)	.13	.12	.16

Net realized and unrealized
gain (loss) on investments	.93	2.18	2.36	1.61	(2.02)	1.55

Total from
investment operations	1.02	2.35	2.47	1.74	(1.90)	1.71

Less distributions:
From net investment income	(.20)	(.13)	(.14)	(.08)	(.10)	(.21)

From net realized gain
on investments	(.82)	—	—	—	(.36)	—

Total distributions	(1.02)	(.13)	(.14)	(.08)	(.46)	(.21)

Redemption fees	—(e)	—(e)	—(e)	—	—	—

Net asset value,
end of period	$18.43	$18.43	$16.21	$13.88	$12.22	$14.58

Total return at
net asset value (%)(b)	5.62*	14.56(f )	17.92	14.30	(13.45)	13.14

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$1,269,343	$1,165,377	$731,954	$688,610	$633,088	$605,706

Ratio of expenses to
average net assets (%)(c)	.57*(d)	1.13(d)	1.19(d)	1.18	1.09	1.11

Ratio of net investment income
to average net assets (%)	.48*(d)	.94(d,f )	.75(d)	1.05	.86	1.10

Portfolio turnover (%)	28.94*	51.72	54.46	57.16	68.12	69.71

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2006, August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class A shares (Note 6).

The accompanying notes are an integral part of these financial statements.

39

Financial highlights (For a common share outstanding throughout the period)

CLASS B

PER-SHARE OPERATING PERFORMANCE

	Six months ended**		Year ended
	2/28/06	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$18.10	$15.93	$13.66	$12.03	$14.39	$12.92

Investment operations:
Net investment
income (loss) (a)	.02(d)	.03(d,f )	—(d,e)	.04	.02	.05

Net realized and unrealized
gain (loss) on investments	.90	2.16	2.31	1.59	(2.01)	1.53

Total from
investment operations	.92	2.19	2.31	1.63	(1.99)	1.58

Less distributions:
From net investment income	(.04)	(.02)	(.04)	—	(.01)	(.11)

From net realized gain
on investments	(.82)	—	—	—	(.36)	—

Total distributions	(.86)	(.02)	(.04)	—	(.37)	(.11)

Redemption fees	—(e)	—(e)	—(e)	—	—	—

Net asset value,
end of period	$18.16	$18.10	$15.93	$13.66	$12.03	$14.39

Total return at
net asset value (%)(b)	5.18*	13.75(f )	16.97	13.55	(14.15)	12.27

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$492,254	$530,586	$490,299	$424,745	$457,303	$583,543

Ratio of expenses to
average net assets (%)(c)	.94*(d)	1.88(d)	1.94(d)	1.93	1.84	1.86

Ratio of net investment
income (loss) to average
net assets (%)	.10*(d)	.19(d,f )	(.01)(d)	.32	.12	.34

Portfolio turnover (%)	28.94*	51.72	54.46	57.16	68.12	69.71

* Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2006, August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class B shares (Note 6).

The accompanying notes are an integral part of these financial statements.

40

Financial highlights (For a common share outstanding throughout the period)

CLASS C

PER-SHARE OPERATING PERFORMANCE

	Six months ended**		Year ended
	2/28/06	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$18.08	$15.91	$13.64	$12.02	$14.39	$12.97

Investment operations:
Net investment
income (loss) (a)	.02(d)	.03(d,f )	—(d,e)	.04	.02	.04

Net realized and unrealized
gain (loss) on investments	.90	2.16	2.31	1.58	(2.00)	1.55

Total from
investment operations	.92	2.19	2.31	1.62	(1.98)	1.59

Less distributions:
From net investment income	(.08)	(.02)	(.04)	—	(.03)	(.17)

From net realized gain
on investments	(.82)	—	—	—	(.36)	—

Total distributions	(.90)	(.02)	(.04)	—	(.39)	(.17)

Redemption fees	—(e)	—(e)	—(e)	—	—	—

Net asset value,
end of period	$18.10	$18.08	$15.91	$13.64	$12.02	$14.39

Total return at
net asset value (%)(b)	5.19*	13.79(f )	16.98	13.48	(14.11)	12.33

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$63,904	$55,887	$34,594	$31,770	$32,446	$33,093

Ratio of expenses to
average net assets (%)(c)	.94*(d)	1.88(d)	1.94(d)	1.93	1.84	1.86

Ratio of net investment
income (loss) to average
net assets (%)	.10*(d)	.19(d,f )	—(d,g)	.31	.11	.26

Portfolio turnover (%)	28.94*	51.72	54.46	57.16	68.12	69.71

* Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2006, August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class C shares (Note 6).

(g) Amount represents less than 0.01% .

The accompanying notes are an integral part of these financial statements.

41

Financial highlights (For a common share outstanding throughout the period)

CLASS M

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	2/28/06	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$18.34	$16.13	$13.81	$12.14	$14.48	$13.00

Investment operations:
Net investment income (a)	.04(d)	.08(d,f )	.04(d)	.07	.05	.09

Net realized and unrealized
gain (loss) on investments	.91	2.18	2.35	1.60	(2.00)	1.53

Total from
investment operations	.95	2.26	2.39	1.67	(1.95)	1.62

Less distributions:
From net investment income	(.09)	(.05)	(.07)	—	(.03)	(.14)

From net realized gain
on investments	(.82)	—	—	—	(.36)	—

Total distributions	(.91)	(.05)	(.07)	—	(.39)	(.14)

Redemption fees	—(e)	—(e)	—(e)	—	—	—

Net asset value,
end of period	$18.38	$18.34	$16.13	$13.81	$12.14	$14.48

Total return at
net asset value (%)(b)	5.28*	14.01(f )	17.33	13.76	(13.81)	12.53

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$33,296	$35,182	$29,774	$32,334	$35,610	$46,055

Ratio of expenses to
average net assets (%)(c)	.82*(d)	1.63(d)	1.69(d)	1.68	1.59	1.61

Ratio of net investment income
to average net assets (%)	.22*(d)	.44(d,f )	.25(d)	.56	.37	.60

Portfolio turnover (%)	28.94*	51.72	54.46	57.16	68.12	69.71

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for periods ended February 28, 2006, August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class M shares (Note 6).

The accompanying notes are an integral part of these financial statements.

42

Financial highlights (For a common share outstanding throughout the period)

CLASS R

PER-SHARE OPERATING PERFORMANCE

	Six months ended**	Year ended	Period
	2/28/06	8/31/05	12/1/03†-8/31/04

Net asset value,
beginning of period	$18.33	$16.18	$14.82

Investment operations:
Net investment income (a)	.07(d)	.12(d,f )	.06(d)

Net realized and unrealized
gain on investments	.91	2.19	1.44

Total from
investment operations	.98	2.31	1.50

Less distributions:
From net investment income	(.19)	(.16)	(.14)

From net realized gain
on investments	(.82)	—	—

Total distributions	(1.01)	(.16)	(.14)

Redemption fees	—(e)	—(e)	—(e)

Net asset value,
end of period	$18.30	$18.33	$16.18

Total return at
net asset value (%)(b)	5.44*	14.33(f )	10.24*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$1,267	$711	$3

Ratio of expenses to
average net assets (%)(c)	.70*(d)	1.38(d)	1.08*(d)

Ratio of net investment income
to average net assets (%)	.38*(d)	.65(d,f )	.37*(d)

Portfolio turnover (%)	28.94*	51.72	54.46

† Commencement of operations.

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for periods ended February 28, 2006, August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.05% of average net assets for class R shares (Note 6).

The accompanying notes are an integral part of these financial statements.

43

Financial highlights (For a common share outstanding throughout the period)

CLASS Y

PER-SHARE OPERATING PERFORMANCE

						Period
	Six months ended**		Year ended			7/3/01†-
	2/28/06	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$18.46	$16.23	$13.90	$12.23	$14.59	$15.49

Investment operations:
Net investment income (a)	.11(d)	.21(d,f )	.16(d)	.15	.15	.02

Net realized and unrealized
gain (loss) on investments	.93	2.19	2.35	1.63	(2.02)	(.92)

Total from
investment operations	1.04	2.40	2.51	1.78	(1.87)	(.90)

Less distributions:
From net investment income	(.24)	(.17)	(.18)	(.11)	(.13)	—

From net realized gain
on investments	(.82)	—	—	—	(.36)	—

Total distributions	(1.06)	(.17)	(.18)	(.11)	(.49)	—

Redemption fees	—(e)	—(e)	—(e)	—	—	—

Net asset value,
end of period	$18.44	$18.46	$16.23	$13.90	$12.23	$14.59

Total return at
net asset value (%)(b)	5.73*	14.85(f )	18.19	14.67	(13.25)	(5.81)*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$113,233	$129,631	$97,378	$72,965	$51,298	$28,533

Ratio of expenses to
average net assets (%)(c)	.45*(d)	.88(d)	.94(d)	.93	.84	.14*

Ratio of net investment income
to average net assets (%)	.61*(d)	1.19(d,f )	.99(d)	1.27	1.08	.16*

Portfolio turnover (%)	28.94*	51.72	54.46	57.16	68.12	69.71

† Commencement of operations.

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for periods ended February 28, 2006, August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class Y shares (Note 6).

The accompanying notes are an integral part of these financial statements.

44

Notes to financial statements 2/28/06 (Unaudited)

Note 1: Significant accounting policies

Putnam New Value Fund (the “fund”) is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks of U.S. companies which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes are currently undervalued by the market.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such

45

exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At February 28, 2006, the value of securities loaned amounted to $15,084,426. The fund received cash collateral of $15,678,591 which is pooled with collateral of other Putnam funds into 26 issues of high grade short-term investments.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $1,630,473,270, resulting in gross unrealized appreciation and depreciation of $381,743,876 and

46

$23,119,859, respectively, or net unrealized appreciation of $358,624,017.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through August 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended February 28, 2006, Putnam Management did not waive any of its management fee from the fund.

For the period ended February 28, 2006, Putnam Management has assumed $9,361 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended February 28, 2006, the fund incurred $2,563,003 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced

47

expenses through brokerage service arrangements. For the six months ended February 28, 2006 the fund’s expenses were reduced by $96,125 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $602, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 28, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $79,765 and $700 from the sale of class A and class M shares, respectively, and received $236,930 and $3,323 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 28, 2006, Putnam Retail Management, acting as underwriter, received $1,210 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended February 28, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $554,728,554 and $577,887,716, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 28, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

48

CLASS A	Shares	Amount	CLASS C	Shares	Amount
Six months ended 2/28/06:			Six months ended 2/28/06:
Shares sold	10,855,949	$ 198,362,992	Shares sold	682,767	$ 12,244,660

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	3,437,423	61,976,719	of distributions	137,846	2,445,388

	14,293,372	260,339,711		820,613	14,690,048

Shares			Shares
repurchased	(8,623,739)	(157,770,210)	repurchased	(381,215)	(6,856,246)

Net increase	5,669,633	$ 102,569,501	Net increase	439,398	$ 7,833,802

Year ended 8/31/05:			Year ended 8/31/05:
Shares sold	30,009,242	$ 530,460,719	Shares sold	1,556,662	$ 27,019,403

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	342,720	6,021,606	of distributions	2,646	45,949

	30,351,962	536,482,325		1,559,308	27,065,352

Shares			Shares
repurchased	(12,293,906)	(216,624,772)	repurchased	(641,620)	(11,127,431)

Net increase	18,058,056	$ 319,857,553	Net increase	917,688	$ 15,937,921

CLASS B	Shares	Amount	CLASS M	Shares	Amount
Six months ended 2/28/06:			Six months ended 2/28/06:
Shares sold	2,307,553	$ 41,578,748	Shares sold	99,532	$ 1,817,844

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	1,229,121	21,878,363	of distributions	86,926	1,565,531

	3,536,674	63,457,111		186,458	3,383,375

Shares			Shares
repurchased	(5,748,347)	(103,249,242)	repurchased	(293,908)	(5,326,582)

Net decrease	(2,211,673)	$ (39,792,131)	Net decrease	(107,450)	$(1,943,207)

Year ended 8/31/05:			Year ended 8/31/05:
Shares sold	9,878,833	$ 170,329,333	Shares sold	482,600	$ 8,340,266

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	33,205	576,109	of distributions	5,069	88,915

	9,912,038	170,905,442		487,669	8,429,181

Shares			Shares
repurchased	(11,373,721)	(198,012,518)	repurchased	(415,502)	(7,269,503)

Net decrease	(1,461,683)	$ (27,107,076)	Net increase	72,167	$ 1,159,678

49

CLASS R	Shares	Amount
Six months ended 2/28/06:
Shares sold	36,111	$ 652,143

Shares issued
in connection
with reinvestment
of distributions	2,891	51,810

	39,002	703,953

Shares
repurchased	(8,574)	(154,104)

Net increase	30,428	$ 549,849

Year ended 8/31/05:
Shares sold	50,473	$ 887,728

Shares issued
in connection
with reinvestment
of distributions	39	677

	50,512	888,405

Shares
repurchased	(11,888)	(205,078)

Net increase	38,624	$ 683,327

CLASS Y	Shares	Amount
Six months ended 2/28/06:
Shares sold	783,631	$ 14,345,082

Shares issued
in connection
with reinvestment
of distributions	336,491	6,066,933

	1,120,122	20,412,015

Shares
repurchased	(2,000,270)	(36,342,614)

Net decrease	(880,148)	$(15,930,599)

Year ended 8/31/05:
Shares sold	2,069,172	$ 36,418,795

Shares issued
in connection
with reinvestment
of distributions	60,634	1,065,342

	2,129,806	37,484,137

Shares
repurchased	(1,109,786)	(19,517,360)

Net increase	1,020,020	$ 17,966,777

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended February 28, 2006, management fees paid were reduced by $9,591 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $307,965 for the period ended February 28, 2006. During the period ended February 28, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $227,626,228 and $242,527,069, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and

50

related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $516,503 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. In March 2006, the fund received $242,430 from Putnam Investments in connection with this matter. Review of the matter is ongoing and the amount received by the fund may be adjusted in the future. Such adjustment is not expected to be material.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

51

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Value group for the year ended February 28, 2006. The other Putnam mutual funds in this group are The George Putnam Fund of Boston, Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Goldman Sachs, Citigroup Global Markets, Deutsche Bank Securities, Merrill Lynch, and Morgan Stanley Dean Witter. Commissions paid to these firms together represented approximately 45% of the total brokerage commissions paid for the year ended February 28, 2006.

Commissions paid to the next 10 firms together represented approximately 41% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, Credit Suisse First Boston, JP Morgan Clearing, Lazard Freres & Co., Lehman Brothers, RBC Capital Markets, Sanford Bernstein, UBS Warburg, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

52

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam New Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA025 232858 4/06

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: April 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237 )

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2006

Date of reporting period: September 1, 2005—February 28, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam International Capital Opportunities Fund

2|28|06

Semiannual Report

PUTNAM INVESTMENTS

BLEND FUNDS
invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
International Capital
Opportunities Fund

2| 28| 06
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	30
Financial statements	31
Brokerage commissions	63

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder

In the early months of 2006, we have seen a continuation of generally benign U.S. economic conditions. Inflationary pressures remain modest, with no strong indications that higher energy costs are causing a general increase in prices of goods and services, and the unemployment rate remains below 5% (and well below its 40-year average of 6%). Corporate profitability — the most important factor influencing the prices of common stocks — has remained exceptionally strong. In the fourth quarter of 2005, after-tax profits of all U.S. corporations reached 8.1% of gross domestic product (GDP) — their largest share of GDP since tracking of corporate profits began in 1947. Nevertheless, the slowdown in the housing market as mortgage rates rise causes us some concern, and we are aware that it could contribute to setbacks in the stock market, even as the general economic environment remains supportive for investments.

While the Federal Reserve Board (the Fed) has remained committed to its program of measured interest-rate increases, there have been signs that the end of this tightening cycle might not be far away. We consider it fortunate that the Fed’s new Chairman, Ben Bernanke, like his predecessor Alan Greenspan, regards the Fed’s role in pursuing both price stability and economic growth as essential to encouraging investment.

Although there is no guarantee a fund will achieve its objectives, we believe that the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors. We want you to know that Putnam Investments, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on delivering consistent, dependable, superior investment performance over time.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds.

Putnam International Capital Opportunities Fund:
targeting smaller international companies

In international economies, as in the United States, small and midsize companies can offer attractive long-term investment potential. Smaller companies can seize new opportunities quickly or occupy profitable business niches. International markets may be particularly fertile ground because, outside the United States, there are relatively fewer research analysts covering small and midsize companies.

Putnam International Capital Opportunities Fund has invested in these companies since 1996. Though stocks of small and midsize international companies carry the risk of greater price fluctuations, they may also offer potentially strong gains.

While investing in companies located in different economic and political systems involves risk, it may also give your money a chance to grow, even during a downturn in the U.S. economy. That’s because international economies generally follow a different business cycle than the United States. In foreign markets, interest rates are managed by institutions like the European Central Bank or the Bank of Japan. Also, while foreign currencies such as the euro, the yen, and the pound fluctuate in value, your investment may benefit if these currencies strengthen against the U.S. dollar.

With thousands of smaller-company securities around the world to choose from, the management team relies on the proprietary research of Putnam analysts to select fund holdings. For access to information about

Putnam International Capital Opportunities Fund’s holdings
have spanned many sectors and international markets.

international companies, Putnam has analysts in London and Tokyo as well as in Boston.

Reflecting Putnam’s blend strategy, the portfolio can hold both value and growth stocks without a bias toward either style, which may help keep the fund competitive given the risks of changing market conditions. In addition to Europe, Japan, and Canada, the fund can invest in emerging markets, which may offer faster rates of economic growth despite greater risk of volatility and illiquid securities. In all its decisions, the management team is guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they reach what the team considers their true worth.

For more than 10 years, the fund has helped investors benefit from investing in small and midsize international companies.

In-depth analysis is key to
successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks stocks that are believed to be mispriced by the market. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Quality They look for high-quality companies, seeking characteristics such as solid management teams, sound business models, and sound business models that create strong cash flows.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Cash flow They examine each company’s financials, particularly the amount of cash a company generates relative to its expenses, and target those believed to offer attractive and sustainable cash flow.

Putnam International Capital Opportunities Fund seeks long-term capital appreciation by investing primarily in the stocks of small and midsize companies in a variety of countries outside the United States. The fund’s management team looks for stocks considered to be mispriced by the market, and can invest in stocks with growth or value characteristics without a bias toward either style. The fund may be appropriate for investors seeking long-term growth of capital who can accept the additional risks of investing in international small and midsize stocks.

Highlights

* Over its semiannual period, which ended February 28, 2006, Putnam International Capital Opportunities Fund’s class A shares gained 16.67% without sales charges.

* The fund’s benchmark, the S&P/Citigroup World Ex-U.S. Extended Market Index (EMI), advanced 19.06% .

* The fund’s peer group, Lipper International Small/Mid-Cap Core Funds, had an average return of 15.64% during the period.

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 2/28/06

Since the fund's inception (12/28/95), average annual return is 15.59% at NAV and 14.98% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	15.44%	14.82%	320.48%	298.34%

5 years	9.35	8.18	56.34	48.14

3 years	36.36	33.94	153.54	140.30

1 year	20.91	14.57	20.91	14.57

6 months	—	—	16.67	10.56

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For portions of the period, this fund limited expenses or was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. For the most recent month-end performance, visit www.putnam.com. A short-term trading fee of up to 2% may apply.

Report from the fund managers
The period in review

During Putnam International Capital Opportunities Fund’s semiannual period, which ended February 28, 2006, international markets continued to advance strongly, as they have for much of the past three years. Many of the small and midsize companies that your fund targets outperformed their larger competitors and moved into leadership positions in their markets. The fund’s performance for this six-month period lagged behind that of its benchmark index, but outperformed the average for its Lipper category, based on results at net asset value (NAV, or without sales charges). We attribute this relative performance primarily to our positioning in Asian markets. Our emphasis on stocks in Japan and South Korea provided the fund with an advantage over many peer funds. However, the stocks we selected in Asian markets did not perform quite as well as those in the index. Although the dollar strengthened in the period, currency had a negligible effect on results because the fund hedged its foreign currency exposure.

Market overview

International stock markets advanced strongly during the semiannual period, as the global economy continued to expand and business conditions in many regions remained favorable. Japan, South Korea, and many European markets were among the leaders as a greater number of companies reaped the benefits of restructuring and cost-cutting measures initiated in recent years. In terms of sectors, demand for energy and basic materials was particularly strong, as China continued its massive urban and road construction projects. U.S. demand for exports also increased in the period, with building materials in strong demand as the Gulf region began to rebuild following the hurricane season.

In spite of recent volatility, Japan’s market was one of the most impressive for the period, as its long-awaited economic recovery remained on track. Prime Minister Koizumi won re-election in September 2005, claiming a mandate to reform the country’s postal savings system in a manner that could unlock capital to be invested more efficiently. Japan’s neighbor, South Korea, was even more buoyant, as its export-led recovery transitioned to a broader advance fueled by domestic consumer spending. Canadian stocks also performed well thanks to strong demand for the nation’s natural resource commodities, such as oil, natural gas, and metals. European markets also delivered gains, boosted in part by brisk merger and acquisition activity, even as economic growth in Europe was slower than in other regions of the world.

Strategy overview

Your fund’s blend strategy is designed to identify stocks that may be worth more than their current prices indicate. We determine a stock’s value by analyzing its future cash flows, relying on both quantitative models and fundamental research. Our quantitative models examine the historical financial data of the companies we are considering in comparison to their cash flow trends. These models also rank the relative attractiveness of company valuations. Our fundamental analysts research industries and businesses to forecast the potential growth of cash flows for each company. This research-driven process determines both our stock selections and the portfolio’s country and sector weightings.

During the period under consideration, portfolio turnover was limited, since

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 2/28/06.

Equities

S&P/Citigroup World Ex-U.S. Extended Market Index (EMI)
(international stocks of small companies)	19.06%

MSCI EAFE Index (international stocks)	15.14%

Russell 2500 Index (stocks of small and midsize companies)	9.50%

S&P 500 Index (broad stock market)	5.93%

Bonds

Lehman Aggregate Bond Index (broad bond market)	–0.11%

Lehman Government Bond Index (U.S. Treasury and agency securities)	–0.53%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	2.16%

many portfolio holdings continued to perform well, in our view. While country and sector weightings changed only modestly, we want to review these weightings relative to the fund’s benchmark. We maintained overweight positions in Japan and South Korea, markets in which many small companies have enjoyed rising profits. The fund also had overweight positions in Italy and Canada. With regard to sector weightings relative to the benchmark, we had overweight positions in basic materials, technology, and health care, and underweight positions in consumer cyclicals and consumer staples.

Your fund’s holdings

Our decision to maintain an overweight position in the basic materials sector contributed positively to the fund’s relative performance, as did our successful stock selection in this sector. This decision was prompted by the strength of demand for many industrial products and by our optimism that many small companies in this sector were managing to achieve greater profits. Several of these holdings were steel companies benefiting from the demand for construction in China. In Japan, Tokyo Steel Manufacturing and Yamato Kogyo Company were both among the top contributors to performance. INI Steel in South Korea also delivered strong results. We trimmed the fund’s position in INI Steel to lock in profits and to manage the portfolio’s risk level, since at its recent higher price we

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

felt that it had a somewhat less attractive valuation. In spite of the strength of steel companies in general, we should note that fund holding Bluescope Steel of Australia had a negative impact on results after the company failed to meet its earnings expectations.

In other industries within the basic materials sector, Rautaruukki Oy of Finland contributed positively to the fund’s results. This multinational metal-engineering company offers a wide range of products to customers in 23 countries, and its earnings growth accelerated during the period. Also, two copper mining companies, AUR Resources of Canada and Antofagasta of the United Kingdom, which operates a large copper mine in Chile, advanced strongly thanks to rising copper prices.

Among a number of top-performing holdings in Japan, NGK Spark Plugs contributed strong results. This company has two divisions, automotive parts and packaging materials for semiconductors used in computers. The automotive division has been consistently profitable in recent years. The greater catalyst in the stock’s recent appreciation was a surge in demand for semiconductor packaging, which helped this division turn profitable after three years of losses. Another Japanese holding that experienced a growth in profits was Makita Corporation. This company makes portable electric power tools, many of which are sold in the

Top holdings

This table shows the fund's top holdings, and the percentage of the fund’s net assets that each comprised, as of 2/28/06. The fund's holdings will change over time.

Holding (percent of fund's net assets)	Country	Industry

Northern Rock PLC (1.5%)	United Kingdom	Banking

Baloise Holding AG Class R (1.3%)	Switzerland	Insurance

Brother Industries, Ltd. (1.3%)	Japan	Electrical equipment

Tokyo Steel Manufacturing Co., Ltd. (1.3%)	Japan	Metals

INI Steel Co. (1.2%)	South Korea	Metals

Stork NV (1.2%)	Netherlands	Machinery

Antofagasta PLC (1.2%)	United Kingdom	Basic materials

Italcementi SpA (1.2%)	Italy	Construction

Makita Corp. (1.2%)	Japan	Machinery

Methanex Corp. (1.1%)	Canada	Chemicals

United States, and has benefited from moving its production sources to China, where costs are lower.

Another top performer was Esprinet of Italy. This company distributes technology products, serving a variety of small companies in Italy. Although Italy’s economy has been weak, this company has enjoyed healthy profits as an increasing number of Italian companies have upgraded their technology equipment.

One of the portfolio’s negative contributors was Jinhui Shipping of Hong Kong, which posted disappointing earnings. The company has continued to post strong revenues but has not managed costs well enough to improve earnings. Also, HMV Group of the United Kingdom, a music, video, and book retailer, declined as its profit margins came under pressure for several reasons. In addition, HMV has struggled to adjust as more and more consumers are downloading music over the Internet rather than buying it from traditional sources, and HMV’s catalogue of music titles has become less competitive. We continue to hold both stocks because we think the market’s negative views are reflected in their prices and that, at current valuations, they offer capital appreciation potential.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As we look out over the remaining six months of the fund’s 2006 fiscal year, we believe our investment process is still uncovering many undervalued opportunities, particularly in Japan, as well as in Canada. To review country and sector positioning relative to the benchmark, the portfolio is generally underweighted in European markets and also in emerging markets, aside from an overweight in South Korea. With regard to sectors, the fund continues to favor basic materials, technology, and health care, and has underweight positions in financials, consumer cyclicals, and consumer staples.

While we do not generally employ a macroeconomic component in our stock selection, we are aware that a recent interest-rate increase by the European Central Bank and likely increases from the Bank of Japan could cause an increase in volatility in international markets. In our opinion, companies with strong cash flows, such as those we seek to invest in, are best positioned to perform well in more challenging business conditions. We believe our research and analysis will enable the fund to take advantage of the strength of these companies across many different countries and market sectors.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Your fund’s performance

This section shows your fund’s performance during the first half of its fiscal year, which ended February 28, 2006. In accordance with regulatory requirements for mutual funds, we also include performance for the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 2/28/06

	Class A		Class B		Class C		Class M		Class R	Class Y

(inception dates)	(12/28/95)		(10/30/96)		(7/26/99)		(10/30/96)		(1/21/03)	(2/1/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV
Annual average
(life of fund)	15.59%	14.98%	14.73%	14.73%	14.74%	14.74%	15.01%	14.64%	15.33%	15.76%

10 years	320.48	298.34	289.64	289.64	290.22	290.22	300.04	286.93	311.12	326.88
Annual average	15.44	14.82	14.57	14.57	14.59	14.59	14.87	14.49	15.19	15.62

5 years	56.34	48.14	50.49	48.49	50.52	50.52	52.49	47.57	54.73	58.27
Annual average	9.35	8.18	8.52	8.23	8.52	8.52	8.81	8.09	9.12	9.62

3 years	153.54	140.30	148.11	145.11	148.00	148.00	149.91	141.84	152.31	155.65
Annual average	36.36	33.94	35.38	34.83	35.36	35.36	35.70	34.23	36.14	36.74

1 year	20.91	14.57	19.99	14.99	20.02	19.02	20.30	16.40	20.62	21.23

6 months	16.67	10.56	16.27	11.27	16.26	15.26	16.40	12.61	16.55	16.81

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For portions of the period, this fund limited expenses or was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.

Comparative index returns

For periods ended 2/28/06

	S&P/Citigroup World	Lipper International
	Ex-U.S. Extended	Small/Mid-Cap Core
	Market Index (EMI)	Funds category average*

Annual average
(life of fund)	9.21%	12.87%

10 years	136.96	242.53
Annual average	9.01	12.81

5 years	109.18	102.68
Annual average	15.91	14.87

3 years	170.02	147.63
Annual average	39.25	35.16

1 year	23.82	20.36

6 months	19.06	15.64

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 2/28/06, there were 53, 53, 50, 28, and 8 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 2/28/06

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.402		$0.191	$0.195	$0.276		$0.401	$0.469

Capital gains	—		—	—	—		—	—

Total	$0.402		$0.191	$0.195	$0.276		$0.401	$0.469

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/05	$26.80	$28.28	$26.11	$26.46	$26.47	$27.36	$26.68	$26.88

2/28/06	30.83	32.54	30.15	30.55	30.51	31.53	30.66	30.89

* Dividend sources are estimated and may vary based on final tax calculations after the fund's fiscal year-end.

Fund performance for most recent calendar quarter

Total return for periods ended 3/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/28/95)		(10/30/96)		(7/26/99)		(10/30/96)		(1/21/03)	(2/1/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV
Annual average
(life of fund)	15.92%	15.31%	15.05%	15.05%	15.06%	15.06%	15.34%	14.97%	15.66%	16.09%

10 years	319.13	297.18	288.65	288.65	289.19	289.19	298.74	285.82	309.64	325.61
Annual average	15.41	14.79	14.54	14.54	14.56	14.56	14.83	14.46	15.14	15.59

5 years	79.74	70.33	72.99	70.99	73.04	73.04	75.32	69.62	77.87	81.95
Annual average	12.44	11.24	11.58	11.33	11.59	11.59	11.88	11.15	12.21	12.72

3 years	168.49	154.46	162.44	159.44	162.52	162.52	164.64	155.96	166.96	170.57
Annual average	38.99	36.52	37.94	37.41	37.95	37.95	38.32	36.79	38.72	39.35

1 year	29.84	23.03	28.85	23.85	28.90	27.90	29.20	24.98	29.53	30.16

6 months	17.58	11.39	17.16	12.16	17.17	16.17	17.31	13.50	17.47	17.76

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam International Capital Opportunities Fund from September 1, 2005, to February 28, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 8.49	$ 12.49	$ 12.49	$ 11.16	$ 9.83	$ 7.15

Ending value (after expenses)	$1,166.70	$1,162.70	$1,162.60	$1,164.00	$1,165.50	$1,168.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 2/28/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2006, use the calculation method below. To find the value of your investment on September 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 09/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.90	$ 11.63	$ 11.63	$ 10.39	$ 9.15	$ 6.66

Ending value (after expenses)	$1,016.96	$1,013.24	$1,013.24	$1,014.48	$1,015.72	$1,018.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 2/28/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized
expense ratio	1.58%	2.33%	2.33%	2.08%	1.83%	1.33%

Average annualized expense
ratio for Lipper peer group*	1.68%	2.43%	2.43%	2.18%	1.93%	1.43%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons

Percentage of holdings that change every year

	2005	2004	2003	2002	2001

Putnam International Capital
Opportunities Fund	64%	68%	93%	91%	203%

Lipper International Small/Mid-Cap
Core Funds category average	60%	58%	60%	59%	76%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on August 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 12/31/05.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam International Small- and Mid-Cap Core Team. Joseph Joseph is the Portfolio Leader. Randy Farina, John Ferry, Karan Sodhi, and Franz Valencia are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam International Small- and Mid-Cap Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of February 28, 2006, and February 28, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Joseph Joseph	2006							*

Portfolio Leader	2005							*

Randy Farina	2006					*

Portfolio Member	2005				*

John Ferry	2006				*

Portfolio Member	2005				*

Karan Sodhi	2006				*

Portfolio Member	2005			*

Franz Valencia	N/A

Portfolio Member	N/A

N/A indicates the individual became a Portfolio Member after the reporting date.

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $3,400,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers assigned to the fund as of February 28, 2006, for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader
and Portfolio Members

Joseph Joseph is also a Portfolio Leader of Putnam Capital Opportunities Fund and a Portfolio Member of Putnam Capital Appreciation Fund.

John Ferry is also a Portfolio Member of Putnam Capital Opportunities Fund.

Joseph Joseph, Randy Farina, John Ferry, Karan Sodhi, and Franz Valencia may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended February 28, 2006, Portfolio Member Fabrice Bay left your fund’s management team. Shortly after the close of the period, Portfolio Member Christopher Crawford left and Portfolio Member Franz Valencia joined your fund’s management team.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of February 28, 2006, and February 28, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006	*

Deputy Head of Investments	2005	*

William Connolly	2006			*

Head of Retail Management	N/A

Kevin Cronin	2006	*

Head of Investments	2005	*

Charles Haldeman, Jr.	2006			*

President and CEO	2005			*

Amrit Kanwal	2006	*

Chief Financial Officer	2005			*

Steven Krichmar	2006			*

Chief of Operations	2005				*

Francis McNamara, III	2006		*

General Counsel	2005		*

Richard Robie, III	2006	*

Chief Administrative Officer	2005	*

Edward Shadek	2006					*

Deputy Head of Investments	2005					*

Sandra Whiston	2006	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam's Executive Board as of 2/28/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2500 Index is an unmanaged index of the 2,500 small and midsize companies in the Russell 3000 Index.

S&P/Citigroup World Ex-U.S. Extended Market Index (EMI) is an unmanaged index of small-cap stocks from developed countries, excluding the United States.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 35th percentile in management fees and in the 20th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Small/Mid-Cap Core Funds) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

24th	89th	83rd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 46, 35, 22 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.) The Trustees noted the disappointing performance for your fund for the three- and five-year periods ended December 31, 2004. In this regard, the Trustees considered that, over the last year, Putnam Management has made changes to your fund’s investment team and implemented a redesigned investment process that incorporates a blend of quantitative techniques and fundamental analysis.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper International Small/Mid-Cap Core Funds category for the one-, five-, and ten-year periods ended March 31, 2006, were 30%, 87%, and 23%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2006, the fund ranked 16th out of 53, 25th out of 28, and 2nd out of 8 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

The fund’s portfolio 2/28/06 (Unaudited)

COMMON STOCKS (99.9%)*

	Shares	Value

Australia (2.6%)
Adelaide Bank, Ltd.	14,940	$148,103
Adelaide Brighton, Ltd.	1,719,989	3,288,020
Ansell, Ltd.	12,608	102,357
ARC Energy, Ltd. †	712,248	860,268
Australand Holdings, Ltd.	3,687,054	5,547,270
BlueScope Steel, Ltd.	2,258,705	10,967,343
Caltex Australia, Ltd.	183,212	2,333,940
Colorado Group, Ltd. (S)	844,569	2,302,587
Just Group, Ltd.	320,342	755,141
Kingsgate Consolidated, Ltd.	451,383	1,819,279
QBE Insurance Group, Ltd.	577,210	8,827,224
Tap Oil, Ltd. †	450,945	743,896
		37,695,428

Austria (0.8%)
Andritz AG	87,442	11,311,040
IMMOFINANZ Immobilien Anlagen AG †	46,091	470,330
		11,781,370

Belgium (0.6%)
CFE (CIE Francois D’enter)	1,872	1,785,289
Gimv NV	115,598	6,460,269
Mobistar SA †	8,288	582,433
Option NV †	573	58,130
		8,886,121

Bermuda (1.7%)
Arch Capital Group, Ltd. †	113,400	6,413,904
Axis Capital Holdings, Ltd.	291,982	9,039,763
Endurance Specialty Holdings, Ltd.	299,600	9,437,400
		24,891,067

Brazil (—%)
Gerdau SA (Preference)	14,942	343,092

Canada (7.7%)
Agrium, Inc.	22,193	552,045
AUR Resources, Inc.	1,161,454	13,730,822
Axcan Pharma, Inc. †	9,100	109,901
Baytex Energy Trust	98,000	1,677,121
Biovail Corp.	607,300	15,266,573
Boardwalk Real Estate Investment Trust (R)	13,680	282,209
Canaccord Capital, Inc.	158,802	2,435,699
Canadian Western Bank	10,421	348,069
CGI Group, Inc. †	463,695	3,476,592
Cognos, Inc. †	6,039	231,804

COMMON STOCKS (99.9%)* continued

	Shares	Value

Canada continued
Corus Entertainment, Inc. Class B	31,200	$992,740
Eurozinc Mining Corp. †	81,000	118,898
GMP Capital Trust	162,500	3,309,418
Industrial Alliance Insurance and Financial Services, Inc.	160,408	4,503,324
Inmet Mining Corp.	395,087	11,008,401
Iteration Energy, Ltd. †	343,300	1,478,571
Kingsway Financial Services, Inc.	97,200	1,976,978
Methanex Corp.	846,636	16,788,352
Norbord, Inc.	1,070,416	11,854,831
Northern Orion Resources, Inc. †	771,000	2,846,269
Northgate Minerals Corp. †	717,600	1,614,710
Quebecor World, Inc.	9,800	99,490
Royal Group Technologies, Ltd. (Toronto Exchange) †	29,100	289,031
SNC-Lavalin Group, Inc.	92,978	7,733,592
Stantec, Inc. †	2,700	96,471
Teck Corp.	8,360	522,087
Transat A.T., Inc. Class A †	136,090	2,344,523
Transat A.T., Inc. Class B †	274,900	4,798,729
Zargon Energy Trust	116,500	3,010,548
		113,497,798

Denmark (1.9%)
Amagerbanken A/S	2,230	630,779
Biomar A/S	99,450	2,622,333
Codan A/S	88,700	5,833,008
D/S Norden	2,674	1,175,150
FLSmidth & Co. A/S Class B	110,965	3,484,558
Forstaedernes Bank A/S	5,950	755,933
GN Store Nord	73,632	982,544
Jyske Bank A/S †	166,743	8,766,831
Nordisk Solar Co. Class B	15,400	1,316,660
SimCorp A/S	23,450	3,057,962
		28,625,758

Finland (1.3%)
Orion-Yhtymae OYJ Class B	5,099	109,900
Ramirent OYJ	79,800	2,435,317
Rautaruukki OYJ	475,500	16,036,004
		18,581,221

France (3.4%)
April Group	37,431	1,804,493
Axalto Holding NV †	29,441	766,510
Beneteau SA	6,423	499,610
BioMerieux	4,079	245,074
Camaieu †	9,867	1,663,211
Ciments Francais Class A	2,942	435,940

COMMON STOCKS (99.9%)* continued

	Shares	Value

France continued
CNP Assurances	105,188	$10,081,727
Compagnie Plastic-Omnium SA	31,107	1,171,812
Eiffage SA	2,966	335,898
Generale De Sante	155,057	4,460,272
Geodis	11,251	1,609,478
GFI Informatique †	232,177	1,909,770
Kaufman & Broad SA	7,730	737,195
Montupet	36,924	678,744
Neopost SA	7,178	718,351
Nexity	191,470	11,914,722
Nexity 144A	32,580	2,027,376
Societe BIC SA	29,527	1,800,436
Spir Communication	8,638	1,285,111
Stallergenes	11,986	1,796,066
Total Gabon	894	689,532
Trigano SA	8,866	442,848
Valeo SA †	62,060	2,485,046
		49,559,222

Germany (3.4%)
Adidas-Salomon AG	46,081	9,007,940
Altana AG	195,145	10,461,477
Balda AG	67,046	850,408
Bechtle AG	36,902	892,135
Continental AG	126,562	13,012,931
Deutsche Beteiligungs AG	14,345	290,711
Deutsche Boerse AG	10,492	1,318,292
Deutsche Lufthansa AG	281,563	4,638,700
ElringKlinger AG	13,269	587,480
Fresenius AG (Preference)	765	122,613
Mobilcom AG (S)	284,224	7,484,610
Pfeiffer Vacuum Technology AG	9,506	585,983
Puma AG Rudolf Dassier Sport	2,310	827,227
Villeroy & Boch AG (Preference)	16,748	261,545
		50,342,052

Greece (0.5%)
Attica Holdings SA †	229,380	1,214,091
Metka SA	209,140	2,358,527
Mytilineos Holdings SA	85,397	2,608,161
		6,180,779

Hong Kong (4.0%)
Beijing Enterprises Holdings, Ltd.	892,000	1,763,399
Chinese Estates Holdings, Ltd.	152,000	167,795
CNPC Hong Kong, Ltd.	44,820,000	13,364,140
First Pacific Co., Ltd.	9,544,000	3,392,968

COMMON STOCKS (99.9%)* continued

	Shares	Value

Hong Kong continued
Jinhui Shipping & Transportation, Ltd. (S)	3,367,500	$7,188,047
Midland Holdings, Ltd.	6,668,000	4,153,047
Orient Overseas International, Ltd.	2,696,660	9,910,542
SmarTone Telecommunications Holdings, Ltd.	1,693,500	1,914,510
Solomon Systech International, Ltd.	390,000	182,210
Tommy Hilfiger Corp. †	722,333	11,954,611
Truly International Holdings	710,000	888,960
VTech Holdings, Ltd.	85,000	311,601
Wheelock and Co., Ltd.	2,450,000	4,375,927
		59,567,757

India (0.6%)
Canara Bank	364,691	2,344,912
Indian Petrochemicals Co.	67,563	352,689
Sesa GOA, Ltd.	4,420	112,116
Tata Iron & Steel Co., Ltd.	641,505	6,221,755
		9,031,472

Ireland (0.4%)
DCC PLC	71,256	1,622,436
Depfa Bank PLC	83,979	1,399,557
Eircom Group PLC	28,243	74,407
FBD Holdings PLC	59,067	2,864,432
Paddy Power PLC	27,439	433,408
		6,394,240

Italy (5.3%)
Brembo SpA	106,965	954,435
Compagnie Industriali Riunite (CIR) SpA	4,811,500	14,425,510
Cremonini SpA	536,000	1,357,802
ERG SpA	471,000	11,089,212
Ergo Previdenza SpA	255,148	1,648,558
Esprinet SpA	688,301	11,782,719
Fondiaria-Sai SpA	3,922	116,885
Italcementi SpA	853,524	17,480,409
Milano Assicurazioni SpA	1,518,000	11,617,682
Parmalat Finanziaria SpA (F) † (S)	5,785,367	690
Pirelli & C Real Estate SpA	4,169	257,737
Premafin Finanziaria SpA	376,500	1,104,111
Sai-Soc Assicuratrice Industriale SpA (SAI) (S)	134,500	5,387,338
Sogefi SpA	48,665	317,624
		77,540,712

Japan (31.2%)
Aderans Co., Ltd.	10,400	289,120
Aeon Credit Service Co., Ltd.	14,800	419,550
Aica Kogyo Co., Ltd.	15,000	203,246

COMMON STOCKS (99.9%)* continued

	Shares	Value

Japan continued
Aichi Bank, Ltd. (The)	800	$89,709
Airport Facilities Co., Ltd.	72,300	474,926
Alpine Electronics, Inc.	19,600	270,630
Aplus Co., Ltd. †	177,500	839,379
Asahi Diamond Industrial Co., Ltd.	178,000	1,652,081
Asahi Pretec Corp.	64,800	1,734,502
Asahi Soft Drinks Co., Ltd.	179,000	2,135,955
Bank of Fukuoka, Ltd. (The)	34,000	286,671
BML, Inc.	89,200	1,535,417
Brother Industries, Ltd.	1,756,000	18,794,127
CAC Corp.	163,800	1,617,598
Canon Electronics, Inc.	83,400	2,909,424
Canon Finetech, Inc.	4,600	86,351
Canon Sales Co., Inc.	211,000	4,523,777
Capcom Co., Ltd. (S)	429,500	4,986,838
Century Leasing System, Inc.	225,500	3,405,630
Chubu Steel Plate Co., Ltd.	34,000	554,143
Citizen Watch Co., Ltd.	1,343,000	12,013,600
CKD Corp. (S)	298,000	4,464,114
Cleanup Corp.	109,000	1,190,798
COMSYS Holdings Corp.	20,000	278,249
Daiichi Sankyo Co., Ltd.	542,900	11,150,733
Daiichikosho Co., Ltd.	206,700	5,518,601
Daishi Bank, Ltd. (The)	38,000	187,984
Daishinku Corp.	234,000	1,588,766
Daiwabo Information System Co., Ltd.	167,000	3,203,932
Data Communication System Co., Ltd.	21,900	716,592
Doutor Coffee Co., Ltd.	347,800	6,996,323
Eizo Nanao Corp.	42,000	1,524,260
ESPEC Corp.	86,000	1,392,538
Foster Electric Co., Ltd. (S)	106,000	1,612,052
Fujicco Co., Ltd.	49,000	714,221
Fujimi, Inc.	64,900	1,455,114
Fujitsu General, Ltd. †	235,000	788,392
Furuno Electric Co., Ltd.	57,000	679,216
Future System Consulting Corp.	3,551	3,062,357
Fuyo General Lease Co., Ltd.	69,210	2,881,893
Geomatec Co., Ltd.	15,800	219,681
Glory, Ltd.	462,000	10,354,944
Hachijuni Bank, Ltd. (The)	27,000	208,968
Happinet Corp.	3,000	81,239
Higashi-Nippon Bank, Ltd. (The)	182,000	955,849
Hisamitsu Pharmaceutical Co., Inc.	359,500	8,567,752
Hitachi High-Technologies Corp.	13,900	361,789
Hitachi Systems & Services, Ltd.	16,800	420,457
Hokuetsu Bank, Ltd. (The)	548,000	1,606,981
Ichiyoshi Securities Co., Ltd.	60,100	1,182,906

COMMON STOCKS (99.9%)* continued

	Shares	Value

Japan continued
Infocom Corp.	1,838	$1,917,668
ITO EN, Ltd.	7,500	232,427
Iyo Bank Ltd. (The)	19,000	186,560
Japan Business Computer Co., Ltd.	13,900	133,917
JFE Shoji Holdings, Inc.	36,000	185,799
Joshin Denki Co., Ltd.	281,000	1,957,098
Kagawa Bank, Ltd. (The)	121,000	713,233
Kagoshima Bank, Ltd. (The)	31,000	247,782
Kaken Pharmaceutical Co., Ltd.	322,000	2,664,520
Kaneka Corp.	1,077,000	14,187,547
Keihin Corp.	654,900	15,863,922
Keiyo Bank, Ltd. (The)	20,000	136,696
Kenedix, Inc.	44	202,055
Kenwood Corp.	168,000	360,240
Kintetsu World Express, Inc.	6,600	162,158
Kobayashi Pharmaceutical Co., Ltd.	9,700	324,143
Kyowa Hakko Kogyo Co., Ltd.	60,000	456,146
Lawson, Inc.	410,200	15,294,937
Leopalace21 Corp.	8,100	289,563
Makita Corp.	596,300	17,330,406
Mars Engineering Corp.	344,500	9,699,557
Meiko Network Japan Co., Ltd.	149,600	856,370
Mito Securities Co., Ltd.	24,000	193,617
Mitsubishi Plastics, Inc.	335,000	1,111,678
Musashi Seimitsu Industry Co., Ltd.	14,000	371,807
NEC Electronics Corp. 144A	21,500	720,299
Neturen Co., Ltd.	155,000	1,866,739
NGK Spark Plug Co., Ltd.	628,000	14,176,968
Nice Corp.	347,000	1,404,498
Nichiha Corp.	27,200	475,135
Nihon Eslead Corp.	4,400	142,904
Nikkiso Co., Ltd.	264,000	2,103,935
Nippo Corp.	132,000	1,041,498
Nippon Denko Co., Ltd. (S)	1,055,000	3,519,222
Nippon Kanzai Co., Ltd.	51,900	1,662,341
Nippon Seiki Co., Ltd.	13,100	295,724
Nippon Shinyaku Co., Ltd.	99,000	835,736
Nippon Shokubai Co., Ltd.	181,000	2,058,667
Nippon Thompson Co., Ltd.	367,000	3,639,126
Nissan Diesel Motor Co., Ltd. (R)	42,000	231,567
Nissin Kogyo Co., Ltd.	13,300	784,568
Nitto Kohki Co., Ltd.	37,700	966,029
Noritake Co., Ltd.	325,000	2,139,087
Noritsu Koki Co., Ltd.	85,300	1,623,188
Oita Bank, Ltd. (The) (Private)	23,000	176,323
Okamura Corp.	381,000	3,668,851
Okinawa Cellular Telephone Co.	50	119,587
Ono Pharmaceutical Co., Ltd.	232,700	10,387,913

COMMON STOCKS (99.9%)* continued

	Shares	Value

Japan continued
Onward Kashiyama Co., Ltd.	692,000	$11,773,193
Osaka Steel Co., Ltd.	144,800	3,008,249
Pacific Metals Co., Ltd.	537,000	3,079,508
Pigeon Corp.	80,000	1,134,171
Plenus Co., Ltd.	20,600	632,970
Rasa Industries, Ltd. (S)	562,000	2,512,628
Rhythm Watch Co., Ltd.	573,000	1,187,399
Ricoh Leasing Co., Ltd.	270,500	7,550,925
Riso Kagaku Corp.	36,200	711,080
Sankyo Co., Ltd.	267,700	16,359,781
Santen Pharmaceutical Co., Ltd.	457,600	10,701,560
Sanyo Shinpan Finance Co., Ltd.	77,700	4,753,175
Seikagaku Corp.	263,000	2,971,089
Shimano, Inc.	405,500	11,687,452
Shinkawa, Ltd.	70,500	1,771,219
Shinwa Co., Ltd.	11,000	303,650
Showa Corp.	74,000	1,219,956
SMK Corp.	92,000	664,782
Square Enix Co., Ltd.	5,000	131,996
Sumisho Lease Co., Ltd.	172,000	8,373,321
Sumitomo Real Estate Sales Co., Ltd.	4,000	259,606
Suzuken Co., Ltd.	2,900	86,275
Tachi-S Co., Ltd.	54,600	617,484
Takamatsu Corp. (S)	24,100	1,087,405
Takara Leben Co., Ltd.	6,500	93,142
Takasago International Corp.	192,000	905,377
Takiron Co., Ltd.	244,000	962,748
Tamron Co., Ltd. (S)	256,600	3,989,706
Tanabe Seiyaku Co., Ltd.	1,413,000	15,582,497
Toa Corp.	224,000	2,071,542
Tocalo Co., Ltd.	60,300	2,208,872
Toho Gas Co., Ltd.	79,000	319,346
Tokai Rika Co., Ltd.	55,000	1,452,913
Token Corp.	7,200	429,429
Tokyo Steel Manufacturing Co., Ltd.	955,200	18,477,138
Toppan Forms Co., Ltd.	17,300	266,122
Toshiba TEC Corp.	834,000	4,297,961
Toyo Kohan Co., Ltd.	141,000	572,943
Toyo Securities Co., Ltd.	772,000	5,055,899
UMC Japan †	630	198,299
Uniden	802,000	11,957,748
Unipres Corp. (S)	64,000	670,022
Yamato Kogyo Co., Ltd.	773,000	16,000,564
Yodogawa Steel Works, Ltd.	640,000	3,906,717
Yonekyu Corp.	298,000	3,373,085
Yoshimoto Kogyo Co., Ltd.	176,000	4,291,254
Zuken, Inc.	38,500	450,840
		461,422,164

COMMON STOCKS (99.9%)* continued

	Shares	Value

Netherlands (1.4%)
Eurocommercial Properties NV CVA
(Commanditaire Vennootschap op Aandelen) (R)	13,107	$507,495
Grontmij NV	12,500	1,033,402
Heijmans NV	9,365	446,561
Koninklijke DSM NV †	27,489	1,143,660
Stork NV	314,512	17,936,639
		21,067,757

New Zealand (—%)
Fletcher Building, Ltd.	54,347	283,261

Norway (1.3%)
Acta Holding ASA	1,618,000	6,571,581
EDB Business Partner ASA	155,600	1,222,436
Expert ASA	124,400	1,475,201
Odfjell ASA Class B	129,300	1,954,967
Sparebanken Midt-Norge †	230,330	2,782,588
Sparebanken Nord-Norge	46,000	1,015,979
Tandberg ASA	69,220	536,116
Veidekke ASA	79,400	2,848,240
		18,407,108

Portugal (0.1%)
Impresa SGPS †	144,446	878,190
Sonaecom, SGPS SA †	225,671	1,135,275
		2,013,465

Singapore (1.0%)
Ascendas Real Estate Investment Trust (R)	137,000	182,044
GES International, Ltd.	1,677,000	1,017,085
Jurong Technologies Industrial Corp., Ltd.	470,000	518,842
MMI Holdings, Ltd.	1,468,000	646,784
MobileOne Asia, Ltd.	4,082,110	5,535,826
SembCorp Industries, Ltd.	3,105,820	5,947,582
Singapore Exchange, Ltd.	75,000	175,661
United Overseas Land, Ltd.	215,000	353,624
		14,377,448

South Korea (4.8%)
Binggrae Co., Ltd.	99,300	4,636,411
Daegu Bank	19,670	304,150
Daewoong Pharmaceutical Co., Ltd.	5,140	232,607
Dong Wha Pharmaceutical Industrial Co., Ltd.	5,890	103,123
Dongbu Insurance Co., Ltd.	52,190	1,009,803
Hanjin Shipping	9,550	223,922
Hyundai Heavy Industries	7,560	599,771
Hyundai Marine & Fire Insurance Co.	379,010	5,140,430
INI Steel Co.	619,980	18,221,525
Interflex Co., Ltd.	420,619	4,531,288
Jeonbuk Bank	13,010	112,635

COMMON STOCKS (99.9%)* continued

	Shares	Value

South Korea continued
Kwang Dong Pharmaceutical Co., Ltd. §	2,804,460	$10,572,126
LG Insurance Co., Ltd.	202,760	3,068,129
LG Petrochemical Co., Ltd.	13,110	297,831
LS Industrial Systems Co., Ltd.	85,720	2,703,400
Pusan Bank	22,520	297,405
Samsung Heavy Industries Co., Ltd.	800,030	13,768,678
Samsung SDI Co., Ltd.	61,850	5,476,299
		71,299,533

Spain (0.3%)
Fomento de Construcciones y Contratas SA	28,811	1,959,416
Gestevision Telecinco SA	13,890	339,445
Iberia Lineas Aereas de Espana SA	108,887	310,232
Indra Sistemas SA Class A	53,136	1,057,835
Inmobiliaria Colonial	7,721	496,107
		4,163,035

Sweden (2.3%)
Eniro AB	35,593	394,554
Intrum Justita AB	406,000	3,564,553
JM AB	77,804	4,339,372
Skanska AB Class B	1,029,412	16,580,347
SKF AB Class B	197,886	2,874,797
Swedish Match AB	56,736	759,729
Tele2 AB Class B	533,654	5,763,949
		34,277,301

Switzerland (3.3%)
AFG Arbonia-Forster Holding. AG	7,311	2,129,796
Baloise Holding AG Class R	302,544	19,184,423
Barry Callebaut AG †	3,822	1,515,626
Charles Voegele Holding AG	58,710	5,372,684
Geberit International AG	478	434,148
George Fischer AG †	15,921	6,453,147
Inficon Holding AG †	7,377	995,752
Kuehne & Nagel International AG	1,251	377,790
Logitech International SA †	29,782	1,203,726
Saurer AG †	125,664	9,127,962
Schweiter Tehnologies AG †	4,880	1,301,594
Zehnder Group AG Class B	860	1,295,279
		49,391,927

Taiwan (2.4%)
Faraday Technology Corp.	3,929,000	6,156,758
Greatek Electronics, Inc.	6,713,000	7,721,242
Hsinchu International Bank	10,714,000	5,838,927
Novatek Microelectronics Corp., Ltd.	14,000	96,445
Phoenixtec Power Co., Ltd.	486,000	471,626
U-Ming Marine Transport Corp.	4,002,000	4,033,793
WAN HAI Lines, Ltd.	5,582,229	3,430,473

COMMON STOCKS (99.9%)* continued

	Shares	Value

Taiwan continued
Winbond Electronics Corp. †	1,507,000	$460,955
Yang Ming Marine Transport	12,254,000	7,508,204
		35,718,423

United Kingdom (17.6%)
Aberdeen Asset Management PLC	59,945	192,084
Alexon Group PLC	545,335	2,454,046
Amdocs, Ltd. †	343,784	11,386,126
Anite Group PLC †	1,085,553	1,416,098
Antofagasta PLC	490,179	17,638,135
Arla Foods UK PLC	891,583	1,042,076
Atkins (WS) PLC	16,941	234,936
Berkely Group Holdings PLC †	788,978	15,389,915
Bespak PLC	123,724	1,259,766
Blacks Leisure Group PLC	273,768	2,665,285
Brambles Industries PLC	56,346	406,733
Britannic Group PLC	332,305	3,881,047
British Airways PLC †	45,723	263,200
Carillion PLC	1,550,412	9,094,484
Cattles PLC	43,463	264,080
Chaucer Holdings PLC	1,652,445	1,887,964
Close Brothers Group PLC	32,670	591,787
CLS Holdings PLC †	99,665	938,882
Countrywide PLC	708,701	6,210,882
Dairy Crest Group PLC	1,339,899	12,035,817
Dana Petroleum PLC †	397,687	6,629,251
Davis Service Group PLC	946,749	8,172,744
Dicom Group PLC	112,628	487,113
Domino Printing Sciences	379,230	1,749,724
EMAP PLC	28,622	476,363
Evolution Group PLC	62,183	180,745
French Connection Group PLC	684,694	2,910,328
Greggs PLC	2,445	198,904
Helical Bar PLC	113,812	749,311
Hiscox PLC	187,221	819,560
HMV Group PLC	2,935,442	9,521,774
Holidaybreak PLC	119,625	1,531,177
ICAP PLC	90,443	703,936
Imperial Chemical Industries PLC	46,526	273,118
Intermediate Capital Group PLC	12,143	297,886
Kensington Group PLC	375,654	7,449,247
Kier Group PLC	47,734	1,203,584
Kiln PLC	486,536	732,655
Liontrust Asset Management PLC	135,279	883,538
London Scottish Bank PLC	864,887	1,495,487
London Stock Exchange PLC	199,843	2,991,860
Lookers PLC	138,754	1,505,126
Man Group PLC	369,140	14,937,475
McBride PLC	1,860,904	5,474,184
National Express Group PLC	613,447	9,543,785

COMMON STOCKS (99.9%)* continued

	Shares	Value

United Kingdom continued
Next PLC	7,417	$214,288
Northern Rock PLC	1,096,608	21,640,223
Rentokil Initial PLC	68,761	189,330
Robert Wiseman Dairies PLC	114,594	577,382
RPC Group PLC	258,559	1,208,807
Sage Group (The) PLC	27,550	133,746
Savills PLC	19,952	396,348
Schroders PLC	17,252	347,546
Senior PLC	1,005,508	1,188,435
Severfield-Rowen PLC	101,684	1,851,706
Shire PLC	1,024,696	15,986,691
SurfControl PLC GDR †	115,200	1,140,195
TDG PLC	232,110	910,391
Topps Tiles PLC	1,702,127	6,467,521
TT electronics PLC	742,986	2,296,209
Tullow Oil PLC	2,486,864	12,998,179
Uniq PLC	839,478	1,914,579
Vardy (Reg) PLC	245,631	3,868,748
Vitafort International CP	18,199	321,532
Vitec Group PLC	82,737	660,256
William Hill PLC	1,386,639	14,118,848
Wincanton PLC	354,403	1,965,623
		260,568,801

Total common stocks (cost $1,096,981,706)		$1,475,908,312

SHORT-TERM INVESTMENTS (2.6%)*

	Principal amount/shares	Value

Putnam Prime Money Market Fund (e)	7,483,874	$7,483,874
Short-term investments held as collateral for loaned
securities with a yield of 4.45% and a due date
of March 1, 2006 (d)	$30,634,677	30,574,847
U.S. Treasury Bills zero %, April 13, 2006 #	625,000	621,809

Total short-term investments (cost $38,680,530)		$38,680,530

TOTAL INVESTMENTS

Total investments (cost $1,135,662,236)		$1,514,588,842

* Percentages indicated are based on net assets of $1,477,259,088.

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at February 28, 2006.

§ Affiliated Companies (Note 6).

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at February 28, 2006.

(R) Real Estate Investment Trust.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees. On February 28, 2006, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

At February 28, 2006, liquid assets totaling $27,930,055 have been designated as collateral for open forward contracts and futures contracts.

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

GDR after the name of a foreign holding stands for Global Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

FORWARD CURRENCY CONTRACTS TO BUY at 2/28/06 (aggregate face value $384,507,222) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 55,125,452	$ 55,443,261	4/19/06	$(317,809)
British Pound	51,469,410	51,466,370	3/15/06	3,040
British Pound	7,505,318	7,505,318	6/21/06	—
Canadian Dollar	22,367,074	22,287,479	4/19/06	79,595
Euro	199,270,226	199,070,043	3/15/06	200,183
Euro	3,677,518	3,677,518	6/21/06	—
Japanese Yen	3,796,940	3,718,099	5/17/06	78,841
Norwegian Krone	3,315,945	3,367,135	3/15/06	(51,190)
Swedish Krona	27,137	27,689	3/15/06	(552)
Swiss Franc	37,646,196	37,944,310	3/15/06	(298,114)

Total				$(306,006)

FORWARD CURRENCY CONTRACTS TO SELL at 2/28/06 (aggregate face value $336,559,593) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 7,580,512	$ 7,585,669	4/19/06	$5,157
British Pound	13,911,049	13,752,564	3/15/06	(158,485)
British Pound	3,657,290	3,657,290	6/21/06	—
Canadian Dollar	12,627,083	12,524,500	4/19/06	(102,583)
Euro	23,740,979	23,712,432	3/15/06	(28,547)
Hong Kong Dollar	44,179,886	44,218,201	5/17/06	38,315
Japanese Yen	188,333,723	183,877,528	5/17/06	(4,456,195)
Norwegian Krone	16,311,899	16,299,550	3/15/06	(12,349)
Swedish Krona	20,867,316	20,869,449	3/15/06	2,133
Swiss Franc	10,112,403	10,062,410	3/15/06	(49,993)

Total				$(4,762,547)

FUTURES CONTRACTS OUTSTANDING at 2/28/06 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

Russell 2000 Index Mini (Long)	53	$3,879,600	Mar-06	$51,107

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/28/06 (Unaudited)

ASSETS

Investment in securities, at value, including $28,823,267 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,117,302,919)	$1,496,532,842
Affiliated issuers (identified cost $18,359,317) (Notes 5 and 6)	18,056,000

Foreign currency (cost $4,911,549) (Note 1)	4,887,403

Dividends, interest and other receivables	2,132,796

Receivable for shares of the fund sold	2,087,930

Receivable for securities sold	23,861,720

Receivable for open forward currency contracts (Note 1)	1,318,849

Receivable for closed forward currency contracts (Note 1)	2,001,880

Total assets	1,550,879,420

LIABILITIES

Payable for variation margin (Note 1)	46,640

Payable for securities purchased	25,959,246

Payable for shares of the fund repurchased	3,152,568

Payable for compensation of Manager (Notes 2 and 5)	3,208,490

Payable for investor servicing and custodian fees (Note 2)	735,492

Payable for Trustee compensation and expenses (Note 2)	100,369

Payable for administrative services (Note 2)	4,855

Payable for distribution fees (Note 2)	761,096

Payable for open forward currency contracts (Note 1)	6,387,402

Payable for closed forward currency contracts (Note 1)	2,497,907

Collateral on securities loaned, at value (Note 1)	30,574,847

Other accrued expenses	191,420

Total liabilities	73,620,332

Net assets	$1,477,259,088

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,440,007,901

Distributions in excess of net investment income (Note 1)	(7,685,591)

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(329,013,773)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	373,950,551

Total — Representing net assets applicable to capital shares outstanding	$1,477,259,088

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($852,852,212 divided by 27,659,073 shares)	$30.83

Offering price per class A share
(100/94.75 of $30.83)*	$32.54

Net asset value and offering price per class B share
($456,190,872 divided by 15,128,321 shares)**	$30.15

Net asset value and offering price per class C share
($77,136,926 divided by 2,524,965 shares)**	$30.55

Net asset value and redemption price per class M share
($22,883,371 divided by 749,955 shares)	$30.51

Offering price per class M share
(100/96.75 of $30.51)*	$31.53

Net asset value, offering price and redemption price per class R share
($670,787 divided by 21,877 shares)	$30.66

Net asset value, offering price and redemption price per class Y share
($67,524,920 divided by 2,185,899 shares)	$30.89

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 2/28/06 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $645,510)
(including dividend income of $61,736
from investments in affiliated issuers) (Note 6)	$ 9,988,757

Interest (including interest income of $282,423
from investments in affiliated issuers) (Note 5)	302,382

Securities lending	179,537

Total investment income	10,470,676

EXPENSES

Compensation of Manager (Note 2)	6,264,071

Investor servicing fees (Note 2)	1,701,908

Custodian fees (Note 2)	773,182

Trustee compensation and expenses (Note 2)	32,875

Administrative services (Note 2)	13,332

Distribution fees — Class A (Note 2)	962,665

Distribution fees — Class B (Note 2)	2,167,632

Distribution fees — Class C (Note 2)	359,404

Distribution fees — Class M (Note 2)	78,885

Distribution fees — Class R (Note 2)	1,253

Non-recurring costs (Notes 2 and 7)	6,745

Costs assumed by Manager (Notes 2 and 7)	(6,745)

Fees waived and reimbursed by Manager (Note 5)	(7,181)

Other	229,665

Total expenses	12,577,691

Expense reduction (Note 2)	(560,502)

Net expenses	12,017,189

Net investment loss	(1,546,513)

Net realized gain on investments (including $5,186 from realized gain
from investments in affiliated issuers) (Notes 1, 3 and 6)	119,767,850

Net realized gain on futures contracts (Note 1)	1,067,952

Net realized gain on foreign currency transactions (Note 1)	157,401

Net unrealized depreciation of assets and liabilities
in foreign currencies, during the period	(4,564,195)

Net unrealized appreciation of investments
and futures contracts during the period	95,685,359

Net gain on investments	212,114,367

Net increase in net assets resulting from operations	$210,567,854

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	2/28/06*	8/31/05

Operations:
Net investment income (loss)	$ (1,546,513)	$6,096,867

Net realized gain on investments
and foreign currency transactions	120,993,203	218,403,432

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	91,121,164	127,891,605

Net increase in net assets resulting from operations	210,567,854	352,391,904

Distributions to shareholders: (Note 1)

From net investment income

Class A	(10,782,272)	(9,881,687)

Class B	(2,983,762)	(3,448,519)

Class C	(500,408)	(510,784)

Class M	(208,190)	(176,459)

Class R	(7,472)	(1,035)

Class Y	(971,300)	(1,149,361)

Redemption fees (Note 1)	29,725	63,210

Decrease from capital share transactions (Note 4)	(43,691,413)	(149,290,517)

Total increase in net assets	151,452,762	187,996,752

NET ASSETS

Beginning of period	1,325,806,326	1,137,809,574

End of period (including distributions in excess of net investment income of $7,685,591 and undistributed net investment
income of $9,314,326, respectively)	$1,477,259,088	$1,325,806,326

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	2/28/06	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$26.80	$20.47	$16.31	$15.00	$16.82	$26.76

Investment operations:
Net investment income (a)	.01(d)	.18(d,f )	.13(d)	.16	.10	.11

Net realized and unrealized
gain (loss) on investments	4.42	6.49	4.32	1.27	(1.80)	(10.00)

Total from
investment operations	4.43	6.67	4.45	1.43	(1.70)	(9.89)

Less distributions:
From net investment income	(.40)	(.34)	(.29)	(.12)	(.12)	—

From net realized gain
on investments	—	—	—	—	—	(.05)

Total distributions	(.40)	(.34)	(.29)	(.12)	(.12)	(.05)

Redemption fees	—(e)	—(e)	—(e)	—(e)	—	—

Net asset value,
end of period	$30.83	$26.80	$20.47	$16.31	$15.00	$16.82

Total return at
net asset value (%)(b)	16.67*	32.83(f )	27.49	9.67	(10.17)	(37.00)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$852,852	$744,751	$594,971	$703,809	$751,623	$874,525

Ratio of expenses to
average net assets (%)(c)	.78(d) *	1.60(d)	1.62(d)	1.65	1.54	1.47

Ratio of net investment income
to average net assets (%)	.02(d)*	.77(d,f )	.67(d)	1.13	.60	.54

Portfolio turnover (%)	19.77*	63.85	68.13	93.27	90.87	203.36

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended February 28, 2006, August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01%, 0.01% and 0.04%, respectively, of average net assets for class A shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.02% of average net assets for class A shares (Note 7).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS B

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	2/28/06	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$26.11	$19.96	$15.91	$14.63	$16.42	$26.31

Investment operations:
Net investment
income (loss)(a)	(.09)(d)	—(d,e,f )	(.01)(d)	.05	(.02)	(.05)

Net realized and unrealized
gain (loss) on investments	4.32	6.33	4.22	1.23	(1.77)	(9.79)

Total from
investment operations	4.23	6.33	4.21	1.28	(1.79)	(9.84)

Less distributions:
From net investment income	(.19)	(.18)	(.16)	—	—	—

From net realized gain
on investments	—	—	—	—	—	(.05)

Total distributions	(.19)	(.18)	(.16)	—	—	(.05)

Redemption fees	—(e)	—(e)	—(e)	—(e)	—	—

Net asset value,
end of period	$30.15	$26.11	$19.96	$15.91	$14.63	$16.42

Total return at
net asset value (%)(b)	16.27*	31.82(f )	26.58	8.75	(10.90)	(37.44)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$456,191	$432,291	$402,796	$429,457	$478,348	$584,300

Ratio of expenses to
average net assets (%)(c)	1.15(d)*	2.35(d)	2.37(d)	2.40	2.29	2.22

Ratio of net investment
income (loss) to average
net assets (%)	(.34)(d)*	.01(d,f )	(.05)(d)	.37	(.15)	(.23)

Portfolio turnover (%)	19.77*	63.85	68.13	93.27	90.87	203.36

* Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended February 28, 2006, August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01%, 0.01% and 0.04%, respectively, of average net assets for class B shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.02% of average net assets for class B shares (Note 7).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS C

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	2/28/06	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$26.46	$20.22	$16.08	$14.78	$16.59	$26.59

Investment operations:
Net investment
income (loss)(a)	(.10)(d)	—(d,e,f )	(.02)(d)	.05	(.03)	(.04)

Net realized and unrealized
gain (loss) on investments	4.39	6.41	4.29	1.25	(1.78)	(9.91)

Total from
investment operations	4.29	6.41	4.27	1.30	(1.81)	(9.95)

Less distributions:
From net investment income	(.20)	(.17)	(.13)	—(e)	—	—

From net realized gain
on investments	—	—	—	—	—	(.05)

Total distributions	(.20)	(.17)	(.13)	—(e)	—	(.05)

Redemption fees	—(e)	—(e)	—(e)	—(e)	—	—

Net asset value,
end of period	$30.55	$26.46	$20.22	$16.08	$14.78	$16.59

Total return at
net asset value (%)(b)	16.26	31.80(f )	26.62	8.81	(10.91)	(37.46)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$77,137	$71,006	$64,866	$85,732	$102,078	$125,787

Ratio of expenses to
average net assets (%)(c)	1.15(d)*	2.35(d)	2.37(d)	2.40	2.29	2.22

Ratio of net investment
income (loss) to average
net assets (%)	(.35)(d)*	.01(d,f )	(.10)(d)	.34	(.16)	(.19)

Portfolio turnover (%)	19.77*	63.85	68.13	93.27	90.87	203.36

* Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended February 28, 2006, August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01%, 0.01% and 0.04%, respectively, of average net assets for class C shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.02% of average net assets for class C shares (Note 7).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS M

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	2/28/06	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$26.47	$20.23	$16.11	$14.79	$16.58	$26.50

Investment operations:
Net investment
income (loss)(a)	(.06)(d)	.06(d,f )	.02(d)	.08	.02	—(e)

Net realized and unrealized
gain (loss) on investments	4.38	6.41	4.29	1.26	(1.79)	(9.87)

Total from
investment operations	4.32	6.47	4.31	1.34	(1.77)	(9.87)

Less distributions:
From net investment income	(.28)	(.23)	(.19)	(.02)	(.02)	—

From net realized gain
on investments	—	—	—	—	—	(.05)

Total distributions	(.28)	(.23)	(.19)	(.02)	(.02)	(.05)

Redemption fees	—(e)	—(e)	—(e)	—(e)	—	—

Net asset value,
end of period	$30.51	$26.47	$20.23	$16.11	$14.79	$16.58

Total return at
net asset value (%)(b)	16.40*	32.12(f )	26.91	9.12	(10.68)	(37.28)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$22,883	$20,121	$16,535	$21,987	$23,904	$32,695

Ratio of expenses to
average net assets (%)(c)	1.03(d)*	2.10(d)	2.12(d)	2.15	2.04	1.97

Ratio of net investment
income (loss) to average
net assets (%)	(.23)(d)*	.27(d,f )	.10(d)	.61	.11	(.01)

Portfolio turnover (%)	19.77*	63.85	68.13	93.27	90.87	203.36

* Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended February 28, 2006, August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01%, 0.01% and 0.04%, respectively, of average net assets for class M shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.02% of average net assets for class M shares (Note 7).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS R

PER-SHARE OPERATING PERFORMANCE

				Period
	Six months ended**	Year ended		1/21/03†-
	2/28/06	8/31/05	8/31/04	8/31/03

Net asset value,
beginning of period	$26.68	$20.45	$16.29	$14.04

Investment operations:
Net investment income (loss)(a)	(.05)(e)	.13(e,f )	.15(e)	.07

Net realized and unrealized
gain on investments	4.43	6.47	4.28	2.18

Total from
investment operations	4.38	6.60	4.43	2.25

Less distributions:
From net investment income	(.40)	(.37)	(.27)	—

Total distributions	(.40)	(.37)	(.27)	—

Redemption fees (b)	—	—	—	—

Net asset value,
end of period	$30.66	$26.68	$20.45	$16.29

Total return at
net asset value (%)(c)	16.55*	32.53(f )	27.35	16.03*

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$671	$304	$11	$1

Ratio of expenses to
average net assets (%)(d)	.91(e)*	1.85(e)	1.87(e)	1.16*

Ratio of net investment income
(loss) to average net assets (%)	(.17)(e)*	.52(e,f )	.75(e)	.53*

Portfolio turnover (%)	19.77*	63.85	68.13	93.27

† Commencement of operations.

* Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Amount represents less than $0.01 per share.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(e) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended February 28, 2006, August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01%, 0.01% and 0.04%, respectively, of average net assets for class R shares (Notes 2 and 5).

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class R shares (Note 7).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS Y

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	2/28/06	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$26.88	$20.53	$16.35	$15.05	$16.90	$26.81

Investment operations:
Net investment income (a)	.04(d)	.24(d,f )	.19(d)	.21	.15	.18

Net realized and unrealized
gain (loss) on investments	4.44	6.51	4.33	1.25	(1.84)	(10.04)

Total from
investment operations	4.48	6.75	4.52	1.46	(1.69)	(9.86)

Less distributions:
From net investment income	(.47)	(.40)	(.34)	(.16)	(.16)	—

From net realized gain
on investments	—	—	—	—	—	(.05)

Total distributions	(.47)	(.40)	(.34)	(.16)	(.16)	(.05)

Redemption fees	—(e)	—(e)	—(e)	—(e)	—	—

Net asset value,
end of period	$30.89	$26.88	$20.53	$16.35	$15.05	$16.90

Total return at
net asset value (%)(b)	16.81*	33.13(f )	27.89	9.90	(10.02)	(36.81)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$67,525	$57,334	$58,630	$55,942	$48,386	$27,420

Ratio of expenses to
average net assets (%)(c)	.66(d)*	1.35(d)	1.37(d)	1.40	1.29	1.22

Ratio of net investment income
to average net assets (%)	.14(d)*	1.01(d,f )	1.00(d)	1.43	.87	.85

Portfolio turnover (%)	19.77*	63.85	68.13	93.27	90.87	203.36

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended February 28, 2006, August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01%, 0.01% and 0.04%, respectively, of average net assets for class Y shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.02% of average net assets for class Y shares (Note 7).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/28/06 (Unaudited)

Note 1: Significant accounting policies

Putnam International Capital Opportunities Fund (“the fund”), is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversi-fied, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in equity securities of small-and mid-capitalization companies whose principal place of business is located outside of the United States or whose securities are principally traded on foreign markets.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At February 28, 2006, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluc-tuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At February 28, 2006, the value of securities loaned amounted to $28,823,267. The fund received cash collateral of $30,574,847 which is pooled with collateral of other Putnam funds into 1 issue of high grade short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2005, the fund had a capital loss carryover of $449,987,785 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$348,881,751	August 31, 2010

101,106,034	August 31, 2011

The aggregate identified cost on a tax basis is $1,135,681,431, resulting in gross unrealized appreciation and depreciation of $428,607,028 and $49,699,617, respectively, or net unrealized appreciation of $378,907,411.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administration
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through August 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended February 28, 2006, Putnam Management did not waive any of its management fee from the fund.

For the period ended February 28, 2006, Putnam Management has assumed $6,745 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 7).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended February 28, 2006, the fund incurred $2,475,090 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended, February 28, 2006, the fund’s expenses were reduced by $560,502 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $498, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and

1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 28, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $37,553 and $564 from the sale of class A and class M shares, respectively, and received $187,680 and $998 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 28, 2006, Putnam Retail Management, acting as underwriter, received $17,475 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended February 28, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $270,012,029 and $334,794,061, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 28, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 2/28/06:
Shares sold	3,433,946	$98,188,857

Shares issued
in connection
with reinvestment
of distributions	357,391	10,142,756

	3,791,337	108,331,613

Shares
repurchased	(3,922,408)	(110,286,170)

Net decrease	(131,071)	$(1,954,557)

Year ended 8/31/05:
Shares sold	7,664,130	$184,369,082

Shares issued
in connection
with reinvestment
of distributions	393,613	9,293,205

	8,057,743	193,662,287

Shares
repurchased	(9,326,743)	(224,673,790)

Net decrease	(1,269,000)	$(31,011,503)

CLASS B	Shares	Amount

Six months ended 2/28/06:
Shares sold	652,439	$18,244,451

Shares issued
in connection
with reinvestment
of distributions	96,066	2,669,681

	748,505	20,914,132

Shares
repurchased	(2,173,571)	(60,007,838)

Net decrease	(1,425,066)	$(39,093,706)

Year ended 8/31/05:
Shares sold	1,744,953	$40,556,491

Shares issued
in connection
with reinvestment
of distributions	133,330	3,082,589

	1,878,283	43,639,080

Shares
repurchased	(5,500,394)	(129,463,234)

Net decrease	(3,622,111)	$(85,824,154)

CLASS C	Shares	Amount

Six months ended 2/28/06:
Shares sold	143,681	$ 4,064,214

Shares issued
in connection
with reinvestment
of distributions	14,712	414,294

	158,393	4,478,508

Shares
repurchased	(316,930)	(8,880,047)

Net decrease	(158,537)	$ (4,401,539)

Year ended 8/31/05:
Shares sold	307,308	$ 7,286,525

Shares issued
in connection
with reinvestment
of distributions	17,843	418,053

	325,151	7,704,578

Shares
repurchased	(849,970)	(20,131,397)

Net decrease	(524,819)	$(12,426,819)

CLASS M	Shares	Amount

Six months ended 2/28/06:
Shares sold	62,212	$ 1,745,847

Shares issued
in connection
with reinvestment
of distributions	6,854	192,678

	69,066	1,938,525

Shares
repurchased	(79,240)	(2,244,501)

Net decrease	(10,174)	$ (305,976)

Year ended 8/31/05:
Shares sold	144,350	$ 3,472,826

Shares issued
in connection
with reinvestment
of distributions	7,035	164,616

	151,385	3,637,442

Shares
repurchased	(208,711)	(4,880,109)

Net decrease	(57,326)	$(1,242,667)

CLASS R	Shares	Amount

Six months ended 2/28/06:
Shares sold	12,476	$346,325

Shares issued
in connection
with reinvestment
of distributions	263	7,434

	12,739	353,759

Shares
repurchased	(2,274)	(64,136)

Net increase	10,465	$289,623

Year ended 8/31/05:
Shares sold	11,885	$287,117

Shares issued
in connection
with reinvestment
of distributions	44	1,035

	11,929	288,152

Shares
repurchased	(1,039)	(25,950)

Net increase	10,890	$262,202

CLASS Y	Shares	Amount

Six months ended 2/28/06:
Shares sold	394,160	$ 11,463,861

Shares issued
in connection
with reinvestment
of distributions	34,189	971,300

	428,349	12,435,161

Shares
repurchased	(375,695)	(10,660,419)

Net increase	52,654	$ 1,774,742

Year ended 8/31/05:
Shares sold	1,053,944	$ 25,275,731

Shares issued
in connection
with reinvestment
of distributions	48,620	1,149,361

	1,102,564	26,425,092

Shares
repurchased	(1,825,403)	(45,472,668)

Net decrease	(722,839)	$(19,047,576)

Note 5: Investment in Putnam Prime
Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended February 28, 2006, management fees paid were reduced by $7,181 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $282,423 for the period ended February 28, 2006. During the period ended February 28, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $160,453,848 and $158,144,821, respectively.

Note 6: Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

	Purchase	Sales	Dividend	Market
Affiliates	Cost	Cost	Income	Value

Kwang Dong
Pharmaceuticals	$5,478,818	$45,734	$61,736	$10,572,126

Market values are shown for those securities affiliated at period end.

Note 7: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $298,996 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. In March 2006, the fund received $328,502 from Putnam Investments in connection with this matter. Review of the matter is ongoing and the amount received by the fund may be adjusted in the future. Such adjustment is not expected to be material.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s International group for the year ended February 28, 2006. The other Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Merrill Lynch, Goldman Sachs, UBS Warburg, Credit Suisse First Boston, and Citigroup Global Markets. Commissions paid to these firms together represented approximately 54% of the total brokerage commissions paid for the year ended February 28, 2006.

Commissions paid to the next 10 firms together represented approximately 32% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., Bear Stearns & Company, Deutsche Bank Securities, Hong Kong Shanghai Banking Corp., JP Morgan Clearing, Lehman Brothers, Macquarie, Morgan Stanley Dean Witter, Nomura Securities, and RBC Capital Markets.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

The Putnam
family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund†

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*†
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund‡
Research Fund	Money Market Fund§
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ Formerly Putnam Intermediate U.S. Government Income Fund.

§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds	Putnam RetirementReady® Funds
AMT-Free Insured Municipal Fund**	Putnam RetirementReady Funds — ten
Tax Exempt Income Fund	investment portfolios that offer diversifica-
Tax Exempt Money Market Fund§	tion among stocks, bonds, and money
Tax-Free High Yield Fund	market instruments and adjust to become
more conservative over time based on a
State tax-free income funds:	target date for withdrawing assets.
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,	The ten funds:
Ohio, and Pennsylvania	Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Asset allocation funds	Putnam RetirementReady 2040 Fund
Income Strategies Fund	Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam Asset Allocation Funds — three	Putnam RetirementReady 2025 Fund
investment portfolios that spread your	Putnam RetirementReady 2020 Fund
money across a variety of stocks, bonds,	Putnam RetirementReady 2015 Fund
and money market investments.	Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund
The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

** Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.

Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2006, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 2% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25% .

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Charles A. Ruys de Perez
	Executive Vice President,	Vice President and
Marketing Services	Associate Treasurer and	Chief Compliance Officer
Putnam Retail Management	Principal Executive Officer
One Post Office Square		Mark C. Trenchard
Boston, MA 02109	Jonathan S. Horwitz	Vice President and
	Senior Vice President	BSA Compliance Officer
Custodian	and Treasurer
Putnam Fiduciary		Judith Cohen
Trust Company	Steven D. Krichmar	Vice President, Clerk and
	Vice President and	Assistant Treasurer
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Wanda M. McManus
	Michael T. Healy	Vice President, Senior Associate
Trustees	Assistant Treasurer and	Treasurer and Assistant Clerk
John A. Hill, Chairman	Principal Accounting Officer
Jameson Adkins Baxter,		Nancy E. Florek
Vice Chairman	Daniel T. Gallagher	Vice President, Assistant Clerk,
Charles B. Curtis	Senior Vice President,	Assistant Treasurer
Myra R. Drucker	Staff Counsel and	and Proxy Manager
Charles E. Haldeman, Jr.	Compliance Liaison
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
John H. Mullin, III	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley
Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam International Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA011 232856 4/06

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: April 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2006